UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2011

Date of reporting period: 09/30/2011

Item 1 – Report to Stockholders

September 30, 2011

Annual Report
BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2011
	6-month	12-month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2011

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30,2011, the Fund, through its investments in Master Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”), underperformed its blended reference benchmark (60% Russell 1000® Index/40% Barclays Capital US Aggregate Bond Index) as well as the fixed income benchmark, the Barclays Capital US Aggregate Bond Index. The Fund’s Institutional and Investor A Share Classes outperformed the equity benchmark, the Russell 1000® Index, while the Investor B and Investor C Share Classes underperformed and the Class R Shares performed in line with the equity benchmark.

What factors influenced performance?

•

Within the Fund’s equity allocation, the primary detractor from performance relative to the Russell 1000® Index was stock selection in the information technology (“IT”) and materials sectors. In IT, an underweight in top-performing large-cap technology names hurt performance, as did an overweight in semiconductors, which suffered from an inventory surplus in an environment of slowing demand. In materials, an emphasis on the chemicals and metals & mining industries, which are the most economically sensitive areas of the sector, detracted from performance as these stocks were most affected by the drop in commodities prices and overall global economic growth concerns.

•

Conversely, positioning within the health care sector had a positive impact on performance in the equity allocation. Notable strength came from an overweight in managed care organizations, which performed well on improving earnings expectations during the period. More broadly, an overweight to the overall sector aided results as investors were drawn to the defensive characteristics of health care stocks amid heightened market volatility. Lastly, an underweight in financials stocks proved beneficial as macroeconomic and regulatory uncertainties continued to plague the sector.

•

The Fund’s fixed income allocation maintained a shorter duration bias (lower sensitivity to interest rates) relative to the Barclays Capital US Aggregate Bond Index throughout most of the period. While this duration stance was beneficial in the earlier half of the period, the overall impact on performance for the 12-month period was negative as interest rates declined to historically low levels in the latter half due to weaker-than-expected economic data and concerns about sovereign debt problems in Europe. Additionally, an out-of-index allocation to high yield corporate credit detracted from performance.

•

Benefiting performance in the fixed income allocation was an overweight in non-government spread sectors (securities with yield and credit risk that generally exceed that of comparable-maturity US Treasuries) and corresponding underweight in government-owned/government-related sectors. Spread sectors performed well in the first half of the period amid improving economic fundamentals and accommodative monetary policy. In the second half, investor sentiment switched to “risk off” mode, resulting in spread sectors broadly underperforming US Treasury securities. On balance, sector allocation in the fixed income allocation had a positive impact on the Fund’s performance for the 12-month period. Also contributing positively was tactical trading within agency mortgage-backed securities (“MBS”) and defensive currency hedges. In addition, a yield curve-flattening stance proved beneficial as long-term interest rates declined more than did short-term rates later in the period.

•

With respect to the Fund’s overall asset allocation relative to its blended reference benchmark, an overweight in equities and corresponding underweight in fixed income in late 2010 and early 2011 was beneficial as equity markets rallied, broadly outperforming fixed income during that part of the period. Later in the period, the Fund benefited from an underweight in equities and overweight in fixed income as riskier assets underperformed in a market that was highly volatile due to concerns about the debt and banking crises in Europe and slowing global economic growth.

Describe recent portfolio activity.

•

From an overall asset allocation perspective, we reduced the Fund’s equity exposure in favor of fixed income over the course of the past year as we became increasingly cautious on the global economy. Within the equity allocation, we reduced exposure to industrials, utilities, consumer discretionary and financials, and increased exposure to IT, consumer staples, materials and health care. In the fixed income allocation, we activity traded duration (sensitivity to interest rate movements), but maintained a short duration bias (relative to the Barclays Capital US Aggregate Bond Index) for most of the period. However, toward the end of the period, we added duration, primarily through increased exposure to US Treasuries. Also during the period, we increased the fixed income allocation’s quality profile and level of liquidity in advance of the completion of the Fed’s monetary stimulus program on June 30, 2011. We tactically managed investment grade credits, with a particular focus on taking advantage of relative value opportunities in financials and industrials. We gradually reduced exposure to high yield corporate credit, non-agency residential MBS and commercial mortgage-backed securities (“CMBS”). To increase portfolio liquidity, we added to the fixed income allocation’s agency MBS holdings throughout the latter half of the period, with a general bias toward lower-coupon issues.

Describe portfolio positioning at period end.

•

At period end, the Fund was underweight relative to the blended reference benchmark in equities and held a neutral weighting in fixed income. While the Fund does not maintain a cash position, its exposure to cash and cash equivalents through its investments in Master Large Cap Core Portfolio and Master Total Return Portfolio totaled 10% of the Fund’s net assets at period end.

•

The Fund’s equity allocation reflected a balance between domestic cyclical stocks and less-cyclical growth names. The largest sector overweights relative to the Russell 1000® Index as of period end included health care and IT, while the most significant underweights were in financials and industrials. Relative to the Barclays Capital US Aggregate Bond Index, the Fund’s fixed income allocation was underweight in government sectors in favor of non-government spread sectors. Within its spread-sector holdings, the most significant overweights were in investment grade corporate credit, CMBS and asset-backed securities. Within the government sectors, the fixed income allocation was underweight in US Treasuries and agency debentures, while it was overweight in agency MBS. The fixed income allocation also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. The fixed income allocation ended the period with longer duration relative to the fixed income benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

[3]	This unmanaged market-weighted index is comprised of investment grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]

This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[5]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays Capital US Aggregate Bond Index (40%).

Performance Summary for the Period Ended September 30, 2011

		Average Annual Total Returns[6]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(10.04)%	1.67%	N/A	0.16%	N/A	3.54%	N/A
Investor A	(10.18)	1.31	(4.01)%	(0.15)	(1.22)%	3.26	2.70%
Investor B	(10.61)	0.34	(4.14)	(1.06)	(1.36)	2.58	2.58
Investor C	(10.53)	0.55	(0.44)	(0.94)	(0.94)	2.45	2.45
Class R	(10.36)	0.96	N/A	(0.55)	N/A	2.99	N/A
Barclays Capital US Aggregate Bond Index	6.20	5.26	N/A	6.53	N/A	5.66	N/A
Russell 1000® Index	(14.58)	0.91	N/A	(0.91)	N/A	3.28	N/A
60% Russell 1000® Index/40% Barclays Capital US Aggregate Bond Index	(6.64)	2.92	N/A	2.44	N/A	4.58	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s investment advisor waived a portion of its investment advisory fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$899.60	$3.71	$1,000.00	$1,021.16	$3.95	0.78%
Investor A	$1,000.00	$898.20	$5.23	$1,000.00	$1,019.55	$5.57	1.10%
Investor B	$1,000.00	$893.90	$9.73	$1,000.00	$1,014.79	$10.35	2.05%
Investor C	$1,000.00	$894.20	$8.97	$1,000.00	$1,015.59	$9.55	1.89%
Class R	$1,000.00	$896.40	$6.89	$1,000.00	$1,017.80	$7.33	1.45%

[1]

For each class of the Fund, expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in Master Portfolios, the expense table example reflects the expenses of both the Fund and the Master Portfolios in which it invests.

[2]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

The Benefits and Risks of Leveraging

Master Total Return Portfolio may utilize leverage to seek to enhance its yield. However, this objective cannot be achieved in all interest rate environments.

Master Total Return Portfolio may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by Master Total Return Portfolio on its longer-term portfolio investments. To the extent that the total assets of Master Total Return Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, Master Total Return Portfolio’s investors will benefit from the incremental net income.

Furthermore, the value of Master Total Return Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence Master Total Return Portfolio’s NAV positively or negatively in addition to the impact on Master Total Return Portfolio’s performance from leverage discussed above.

The use of leverage may enhance opportunities for increased income to Master Total Return Portfolio, but as described above, it also creates risks as short- or long-term interest rates fluctuate. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, Master Total Return Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, Master Total Return Portfolio’s net income will be less than if leverage had not been used. Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause Master Total Return Portfolio to incur losses. The use of leverage may limit Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. Master Total Return Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Master Total Return Portfolio investors and may reduce income.

Derivative Financial Instruments

Master Total Return Portfolio may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements of Master Total Return Portfolio, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. Master Total Return Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require Master Total Return Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation Master Total Return Portfolio can realize on an investment, may result in lower dividends paid to shareholders, or may cause Master Total Return Portfolio to hold an investment that it might otherwise sell. Master Total Return Portfolio’s investments in these instruments are discussed in detail in the Notes to Financial Statements of Master Total Return Portfolio.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	7

Statement of Assets and Liabilities

September 30, 2011
Assets
Investments in Master Large Cap Core Portfolio (cost — $592,055,920)	$558,674,509
Investments in Master Total Return Portfolio (cost — $452,645,601)	452,315,893
Investments in BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (shares — 4,080,774; cost — $4,080,774)	4,080,774
Capital shares sold receivable	359,244
Prepaid expenses	27,572
Total assets	1,015,457,992

Liabilities
Capital shares redeemed payable	3,019,458
Investment advisory fees payable	235,594
Service and distribution fees payable	144,608
Officer’s fees payable	2,035
Other accrued expenses payable	267,041
Total liabilities	3,668,736
Net Assets	$1,011,789,256

Net Assets Consist of
Paid-in capital	$1,035,471,555
Undistributed net investment income	1,954,050
Accumulated net realized gain	8,074,770
Net unrealized appreciation/depreciation	(33,711,119)
Net Assets	$1,011,789,256

Net Asset Value
Institutional — Based on net assets of $511,457,883 and 25,349,408 shares outstanding, 400 million shares authorized, $0.10 par value	$20.18
Investor A — Based on net assets of $426,819,353 and 21,231,373 shares outstanding, 200 million shares authorized, $0.10 par value	$20.10
Investor B — Based on net assets of $8,786,308 and 449,323 shares outstanding, 500 million shares authorized, $0.10 par value	$19.55
Investor C — Based on net assets of $56,608,105 and 3,037,629 shares outstanding, 200 million shares authorized, $0.10 par value	$18.64
Class R — Based on net assets of $8,117,607 and 422,321 shares outstanding, 500 million shares authorized, $0.10 par value	$19.22

See Notes to Financial Statements.

8	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Statement of Operations

Year Ended September 30, 2011

Investment Income
Interest — affiliated	$6,381
Other income	813
Net investment income allocated from the Master Portfolios:
Interest — unaffiliated	22,866,484
Dividends — unaffiliated	11,609,195
Dividends — affiliated	82,103
Securities lending — affiliated	49,400
Interest — affiliated	64
Total expenses	(6,059,809)
Less fees waived	5,005
Total income	28,559,636

Expenses
Investment advisory	4,920,817
Service — Investor A	1,240,101
Service and distribution — Investor B	126,052
Service and distribution — Investor C	635,725
Service and distribution — Class R	49,204
Transfer agent — Institutional	480,455
Transfer agent — Investor A	753,250
Transfer agent — Investor B	46,625
Transfer agent — Investor C	123,687
Transfer agent — Class R	29,296
Printing	170,238
Registration	83,069
Professional	55,991
Officer	36,637
Custodian	4,064
Miscellaneous	48,618
Total expenses	8,803,829
Less fees waived by advisor	(3,611,351)
Total expenses after fees waived	5,192,478
Net investment income	23,367,158

Realized and Unrealized Gain (Loss)
Net realized gain from:
Litigation proceeds	117,537
Allocations from the Master Portfolios from investments, litigation proceeds, financial futures contracts, options written, foreign currency contracts and swap contracts	94,634,156
94,751,693
Net change in unrealized appreciation/depreciation on investments, litigation proceeds, financial futures contracts, options written, foreign currency contracts and swap contracts	(92,806,045)
Total realized and unrealized gain	1,945,648
Net Increase in Net Assets Resulting from Operations	$25,312,806

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	9

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$23,367,158	$24,735,223
Net realized gain	94,751,693	106,191,397
Net change in unrealized appreciation/depreciation	(92,806,045)	(30,285,793)
Net increase in net assets resulting from operations	25,312,806	100,640,827

Dividends to Shareholders From
Net investment income:
Institutional	(12,488,493)	(16,428,308)
Investor A	(9,251,539)	(12,519,042)
Investor B	(107,449)	(267,673)
Investor C	(802,573)	(1,161,227)
Class R	(149,993)	(193,909)
Decrease in net assets resulting from dividends to shareholders	(22,800,047)	(30,570,159)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(111,659,303)	(199,582,950)

Net Assets
Total decrease in net assets	(109,146,544)	(129,512,282)
Beginning of year	1,120,935,800	1,250,448,082
End of year	$1,011,789,256	$1,120,935,800
Undistributed net investment income	$1,954,050	$5,312,616

See Notes to Financial Statements.

10	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Financial Highlights

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$20.28	$19.17	$21.96	$29.29	$27.71	$20.21	$19.11	$21.88	$29.19	$27.63
Net investment income[1]	0.51	0.46	0.54	0.71	0.71	0.40	0.39	0.48	0.62	0.63
Net realized and unrealized gain (loss)	(0.13)	1.20	(1.60)	(5.31)	2.98	(0.10)	1.19	(1.58)	(5.28)	2.97
Net increase (decrease) from investment operations	0.38	1.66	(1.06)	(4.60)	3.69	0.30	1.58	(1.10)	(4.66)	3.60
Dividends and distributions from:
Net investment income	(0.48)	(0.55)	(0.62)	(0.76)	(0.77)	(0.41)	(0.48)	(0.56)	(0.68)	(0.70)
Net realized gain	—	—	(1.11)	(1.97)	(1.34)	—	—	(1.11)	(1.97)	(1.34)
Total dividends and distributions	(0.48)	(0.55)	(1.73)	(2.73)	(2.11)	(0.41)	(0.48)	(1.67)	(2.65)	(2.04)
Net asset value, end of year	$20.18	$20.28	$19.17	$21.96	$29.29	$20.10	$20.21	$19.11	$21.88	$29.19

Total Investment Return[2]
Based on net asset value	1.67%	8.75%[3]	(3.53)%[4]	(16.99)%	13.85%	1.31%	8.38%[5]	(3.79)%[6]	(17.25)%	13.52%

Ratios to Average Net Assets[7]
Total expenses	1.07%	1.08%	0.85%	0.58%	0.57%	1.39%	1.40%	1.17%	0.88%	0.84%
Total expenses after fees waived	0.76%	0.76%	0.64%	0.56%	0.55%	1.07%	1.08%	0.95%	0.85%	0.82%
Net investment income	2.33%	2.28%	3.12%	2.72%	2.50%	1.83%	1.96%	2.80%	2.42%	2.23%

Supplemental Data
Net assets, end of year (000)	$511,458	$547,721	$626,711	$806,612	$1,271,031	$426,819	$488,087	$529,120	$655,429	$913,955
Portfolio turnover of the Fund[8]	—	—	94%[9]	27%	22%	—	—	94%[9]	27%	22%
Portfolio turnover of Master Total Return Portfolio	1,771%[10]	1,754%[11]	708%[12]	—	—	1,771%[10]	1,754%[11]	708%[12]	—	—
Portfolio turnover of Master Large Cap Core Portfolio	129%	173%	168%[13]	—	—	129%	173%	168%[13]	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 8.32%.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (3.88)%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.95%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.19)%.

[7]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[13]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	11

Financial Highlights (continued)

	Investor B					Investor C
	Year Ended September 30,					Year Ended September 30,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$19.65	$18.56	$21.24	$28.36	$26.87	$18.77	$17.79	$20.51	$27.52	$26.17
Net investment income[1]	0.18	0.20	0.32	0.39	0.39	0.21	0.21	0.32	0.39	0.39
Net realized and unrealized gain (loss)	(0.10)	1.16	(1.55)	(5.13)	2.87	(0.08)	1.12	(1.50)	(4.95)	2.79
Net increase (decrease) from investment operations	0.08	1.36	(1.23)	(4.74)	3.26	0.13	1.33	(1.18)	(4.56)	3.18
Dividends and distributions from:
Net investment income	(0.18)	(0.27)	(0.34)	(0.41)	(0.43)	(0.26)	(0.35)	(0.43)	(0.48)	(0.49)
Net realized gain	—	—	(1.11)	(1.97)	(1.34)	—	—	(1.11)	(1.97)	(1.34)
Total dividends and distributions	(0.18)	(0.27)	(1.45)	(2.38)	(1.77)	(0.26)	(0.35)	(1.54)	(2.45)	(1.83)
Net asset value, end of year	$19.55	$19.65	$18.56	$21.24	$28.36	$18.64	$18.77	$17.79	$20.51	$27.52

Total Investment Return[2]
Based on net asset value	0.34%	7.37%[3]	(4.69)%[4]	(17.96)%	12.57%	0.55%	7.53%[5]	(4.56)%[6]	(17.90)%	12.62%

Ratios to Average Net Assets[7]
Total expenses	2.36%	2.34%	2.09%	1.75%	1.67%	2.18%	2.20%	1.97%	1.67%	1.63%
Total expenses after fees waived	2.04%	2.02%	1.90%	1.73%	1.65%	1.87%	1.88%	1.76%	1.65%	1.60%
Net investment income	0.86%	1.03%	1.93%	1.56%	1.43%	1.04%	1.16%	2.00%	1.63%	1.45%

Supplemental Data
Net assets, end of year (000)	$8,786	$14,374	$23,963	$51,371	$100,808	$56,608	$61,017	$60,461	$72,694	$100,572
Portfolio turnover of the Fund[8]	—	—	94%[9]	27%	22%	—	—	94%[9]	27%	22%
Portfolio turnover of Master Total Return Portfolio	1,771%[10]	1,754%[11]	708%[12]	—	—	1,771%[10]	1,754%[11]	708%[12]	—	—
Portfolio turnover of Master Large Cap Core Portfolio	129%	173%	168%[13]	—	—	129%	173%	168%[13]	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 6.82%.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (5.10)%.

[5]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.12%.

[6]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.94)%.

[7]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Excludes transactions in the Master Portfolios.

[9]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[11]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[12]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[13]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

12	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Financial Highlights (concluded)

	Class R
	Year Ended September 30,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$19.33	$18.31	$21.06	$28.22	$26.81
Net investment income[1]	0.30	0.29	0.38	0.49	0.50
Net realized and unrealized gain (loss)	(0.09)	1.14	(1.54)	(5.08)	2.90
Net increase (decrease) from investment operations	0.21	1.43	(1.16)	(4.59)	3.40
Dividends and distributions from:
Net investment income	(0.32)	(0.41)	(0.48)	(0.60)	(0.65)
Net realized gain	—	—	(1.11)	(1.97)	(1.34)
Total dividends and distributions	(0.32)	(0.41)	(1.59)	(2.57)	(1.99)
Net asset value, end of year	$19.22	$19.33	$18.31	$21.06	$28.22

Total Investment Return[2]
Based on net asset value	0.96%	7.87%[3]	(4.25)%[4]	(17.59)%	13.18%

Ratios to Average Net Assets[5]
Total expenses	1.77%	1.84%	1.64%	1.31%	1.16%
Total expenses after fees waived	1.46%	1.52%	1.42%	1.29%	1.14%
Net investment income	1.44%	1.51%	2.29%	1.98%	1.87%

Supplemental Data
Net assets, end of year (000)	$8,118	$9,737	$10,194	$9,655	$10,117
Portfolio turnover of the Fund[6]	—	—	94%[7]	27%	22%
Portfolio turnover of Master Total Return Portfolio	1,771%[8]	1,754%[9]	708%[10]	—	—
Portfolio turnover of Master Large Cap Core Portfolio	129%	173%	168%[11]	—	—

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been 7.53%.

[4]

Includes proceeds received from a settlement of litigation, through its investment in Master Large Cap Core Portfolio, which impacted the Fund’s total return. Not including these proceeds, the total return would have been (4.62)%.

[5]	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Excludes transactions in the Master Portfolios.

[7]	Represents portfolio turnover for the period October 1, 2008 to January 30, 2009.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[10]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[11]	Represents portfolio turnover for the period November 1, 2008 to September 30, 2009.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	13

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing the fixed income portion of its assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed income portion of the Fund and investing the equity portion of its assets in Master Large Cap Core Portfolio (the “Master Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Large Cap Core Portfolio are collectively referred to as the master portfolios (the “Master Portfolios”). The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The percentages of the Master Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund at September 30, 2011 were 24.2% and 11.6%, respectively. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolios at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolios. Valuation of securities held by the Master Portfolios, including categorization of fair value measurements, is discussed in Note 1 of Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report. Investments in open-end registered investment companies are valued at net asset value each business day.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Master Portfolios are recorded on the dates the transactions are entered into (the trade dates). The Fund records daily its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

14	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 million	0.500%
$250 million – $300 million	0.450%
$300 million – $400 million	0.425%
Greater than $400 million	0.400%

The Fund also pays an investment advisory fee to the Manager, which is the investment advisor of Master Total Return Portfolio and Master Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Large Cap Core Portfolio. The Manager has contractually agreed to waive its investment advisory fee in the amount the Fund pays in connection with its investments in the Master Portfolios, which is included in fees waived by advisor in the Statement of Operations.

Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Held at September 30, 2010	Net Activity	Shares Held at September 30, 2011	Income
BlackRock Liquidity TempFund, Institutional Class	8,606,763	(4,525,989)	4,080,774	$6,381

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended September 30, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $6,186. For the year ended September 30, 2011, affiliates received the following CDSC relating to transactions in Investor A, Investor B and Investor C Shares:

Investor A	$25
Investor B	$11,602
Investor C	$3,749

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended September 30, 2011, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$7,894
Investor A	$12,046
Investor B	$755
Investor C	$1,668
Class R	$113

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	15

Notes to Financial Statements (continued)

3. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 29, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended September 30, 2011.

4. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of September 30, 2011 attributable to foreign currency transactions, amortization methods on fixed income securities, the accounting for swap agreements, the classification of investments, and net paydown losses were reclassified to the following accounts:

Paid-in capital	$(65,317)
Undistributed net investment income	$(3,925,677)
Accumulated net realized gain	$3,990,994

The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 was as follows:

Ordinary income	9/30/2011	$22,800,047
	9/30/2010	$30,570,159

As of September 30, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$3,651,682
Capital loss carryforwards	(4,651,676)
Net unrealized losses*	(22,682,305)
Total	$(23,682,299)

*

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the accounting for swap agreements and the classification of investments.

As of September 30, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,
2018	$4,651,676
Total	$4,651,676

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after September 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

16	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (concluded)

5. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,158,426	$25,597,416	1,241,033	$24,666,825
Shares issued to shareholders in reinvestment of dividends and distributions	488,160	10,847,909	728,382	14,376,456
Total issued	1,646,586	36,445,325	1,969,415	39,043,281
Shares redeemed	(3,307,829)	(72,519,465)	(7,646,173)	(153,913,817)
Net decrease	(1,661,243)	$(36,074,140)	(5,676,758)	$(114,870,536)

Investor A
Shares sold and automatic conversion of shares	770,278	$16,870,066	1,109,071	$22,101,311
Shares issued to shareholders in reinvestment of dividends and distributions	360,637	7,983,661	554,509	10,911,110
Total issued	1,130,915	24,853,727	1,663,580	33,012,421
Shares redeemed	(4,054,903)	(88,449,400)	(5,201,699)	(103,263,663)
Net decrease	(2,923,988)	$(63,595,673)	(3,538,119)	$(70,251,242)

Investor B
Shares sold	13,683	$292,143	28,919	$557,347
Shares issued to shareholders in reinvestment of dividends and distributions	4,128	88,587	11,396	218,428
Total issued	17,811	380,730	40,315	775,775
Shares redeemed and automatic conversion of shares	(300,093)	(6,371,328)	(600,084)	(11,567,696)
Net decrease	(282,282)	$(5,990,598)	(559,769)	$(10,791,921)

Investor C
Shares sold	324,297	$6,590,893	506,603	$9,357,006
Shares issued to shareholders in reinvestment of dividends and distributions	33,421	688,346	54,028	990,017
Total issued	357,718	7,279,239	560,631	10,347,023
Shares redeemed	(571,434)	(11,571,863)	(708,058)	(13,039,368)
Net decrease	(213,716)	$(4,292,624)	(147,427)	$(2,692,345)

Class R
Shares sold	176,442	$3,675,542	248,434	$4,701,738
Shares issued to shareholders in reinvestment of dividends and distributions	7,078	149,993	10,283	193,908
Total issued	183,520	3,825,535	258,717	4,895,646
Shares redeemed	(264,842)	(5,531,803)	(311,877)	(5,872,552)
Net decrease	(81,322)	$(1,706,268)	(53,160)	$(976,906)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	17

Report of Independent Registered Public Accounting Firm	BlackRock Balanced Capital Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Balanced Capital Fund, Inc. (the “Fund”) as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital Fund, Inc. as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
November 29, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the fiscal year ended September 30, 2011.

Payable Date	12/22/10	7/22/11
Qualified Dividend Income for Individuals [1]	56.39%	48.62%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	55.65%	49.08%
Federal Obligation Interest	9.72%	7.54%
Interest-Related Dividends for Non-US Residents[2]	62.58%	64.19%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

18	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Portfolio Summary	Master Large Cap Core Portfolio

As of September 30, 2011

Ten Largest Holdings	Percent of Long-Term Investments
Pfizer, Inc.	2%
Apple, Inc.	2
Exxon Mobil Corp.	2
Philip Morris International, Inc.	2
Bristol-Myers Squibb Co.	2
Amgen, Inc.	1
Eli Lilly & Co.	1
UnitedHealth Group, Inc.	1
Biogen Idec, Inc.	1
WellPoint, Inc.	1

Sector Allocations	Percent of Long-Term Investments
Information Technology	24%
Health Care	22
Consumer Discretionary	15
Consumer Staples	9
Energy	8
Materials	8
Industrials	5
Financials	4
Utilities	3
Telecommunication Services	2

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	19

Schedule of Investments September 30, 2011	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Consumer Discretionary — 15.0%
Auto Components — 0.8%
TRW Automotive Holdings Corp. (a)	540,000	$17,674,200
Diversified Consumer Services — 2.5%
Apollo Group, Inc., Class A (a)	640,000	25,350,400
Career Education Corp. (a)(b)	820,000	10,701,000
ITT Educational Services, Inc. (a)	390,000	22,456,200
		58,507,600
Internet & Catalog Retail — 1.0%
Expedia, Inc.	910,000	23,432,500
Leisure Equipment & Products — 1.0%
Polaris Industries, Inc.	470,000	23,485,900
Media — 3.4%
CBS Corp., Class B	1,320,000	26,901,600
DISH Network Corp. (a)	950,000	23,807,000
Time Warner Cable, Inc.	440,000	27,574,800
		78,283,400
Multiline Retail — 0.7%
Dillard’s, Inc., Class A	350,000	15,218,000
Specialty Retail — 5.6%
Bed Bath & Beyond, Inc. (a)	200,000	11,462,000
Chico’s FAS, Inc.	1,260,000	14,401,800
Foot Locker, Inc.	1,150,000	23,103,500
GameStop Corp., Class A (a)	210,000	4,851,000
Limited Brands, Inc.	670,000	25,801,700
PetSmart, Inc.	620,000	26,443,000
Williams-Sonoma, Inc.	750,000	23,092,500
		129,155,500
Total Consumer Discretionary		345,757,100
Consumer Staples — 9.4%
Beverages — 2.6%
The Coca-Cola Co.	60,000	4,053,600
Coca-Cola Enterprises, Inc.	1,100,000	27,368,000
Constellation Brands, Inc., Class A (a)(b)	1,360,000	24,480,000
Dr. Pepper Snapple Group, Inc.	140,000	5,429,200
		61,330,800
Food & Staples Retailing — 2.4%
The Kroger Co.	1,190,000	26,132,400
Walgreen Co.	860,000	28,285,400
		54,417,800
Food Products — 0.8%
Smithfield Foods, Inc. (a)	990,000	19,305,000
Household Products — 0.5%
The Procter & Gamble Co.	200,000	12,636,000
Personal Products — 1.1%
Herbalife Ltd.	460,000	24,656,000
Tobacco — 2.0%
Philip Morris International, Inc.	730,000	45,537,400
Total Consumer Staples		217,883,000
Energy — 8.1%
Energy Equipment & Services — 0.4%
Exterran Holdings, Inc. (a)	340,000	3,304,800
Helmerich & Payne, Inc.	130,000	5,278,000
		8,582,800

Common Stocks	Shares	Value
Energy (concluded)
Oil, Gas & Consumable Fuels — 7.7%
Chevron Corp.	190,000	$17,578,800
Exxon Mobil Corp.	660,000	47,935,800
HollyFrontier Corp.	790,000	20,713,800
Marathon Oil Corp.	1,220,000	26,327,600
Murphy Oil Corp.	330,000	14,572,800
Tesoro Corp. (a)	1,220,000	23,753,400
Valero Energy Corp.	1,490,000	26,492,200
		177,374,400
Total Energy		185,957,200
Financials — 4.3%
Consumer Finance — 2.3%
Capital One Financial Corp.	670,000	26,552,100
Discover Financial Services, Inc.	1,120,000	25,692,800
		52,244,900
Diversified Financial Services — 1.0%
The NASDAQ OMX Group, Inc. (a)	1,000,000	23,140,000
Insurance — 1.0%
ACE Ltd.	40,000	2,424,000
Assurant, Inc.	460,000	16,468,000
Principal Financial Group, Inc.	210,000	4,760,700
		23,652,700
Total Financials		99,037,600
Health Care — 21.7%
Biotechnology — 4.3%
Amgen, Inc.	610,000	33,519,500
Biogen Idec, Inc. (a)	320,000	29,808,000
Myriad Genetics, Inc. (a)	610,000	11,431,400
United Therapeutics Corp. (a)	640,000	23,993,600
		98,752,500
Health Care Equipment & Supplies — 0.6%
Baxter International, Inc.	230,000	12,912,200
Health Care Providers & Services — 10.0%
AMERIGROUP Corp. (a)(b)	580,000	22,625,800
Aetna, Inc.	750,000	27,262,500
AmerisourceBergen Corp.	440,000	16,398,800
CIGNA Corp.	660,000	27,680,400
Cardinal Health, Inc.	450,000	18,846,000
Coventry Health Care, Inc. (a)	840,000	24,200,400
Health Management Associates, Inc., Class A (a)	3,180,000	22,005,600
Humana, Inc.	170,000	12,364,100
UnitedHealth Group, Inc.	670,000	30,900,400
WellPoint, Inc.	440,000	28,723,200
		231,007,200
Pharmaceuticals — 6.8%
Bristol-Myers Squibb Co.	1,130,000	35,459,400
Eli Lilly & Co.	870,000	32,163,900
Forest Laboratories, Inc. (a)	820,000	25,247,800
Johnson & Johnson	200,000	12,742,000
Pfizer, Inc.	2,950,000	52,156,000
		157,769,100
Total Health Care		500,441,000
Industrials — 5.2%
Aerospace & Defense — 3.5%
General Dynamics Corp.	430,000	24,462,700
Lockheed Martin Corp.	380,000	27,603,200
Northrop Grumman Corp.	540,000	28,166,400
		80,232,300

See Notes to Financial Statements.

20	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Industrials (concluded)
Construction & Engineering — 1.3%
Chicago Bridge & Iron Co. NV	310,000	$8,875,300
KBR, Inc.	680,000	16,068,400
URS Corp. (a)	140,000	4,152,400
		29,096,100
Industrial Conglomerates — 0.4%
General Electric Co.	640,000	9,753,600
Total Industrials		119,082,000
Information Technology — 24.2%
Communications Equipment — 1.1%
Motorola Solutions, Inc.	620,000	25,978,000
Computers & Peripherals — 6.3%
Apple, Inc. (a)	130,000	49,553,400
Dell, Inc. (a)(b)	1,980,000	28,017,000
Lexmark International, Inc., Class A (a)(b)	850,000	22,975,500
Seagate Technology Plc	1,930,000	19,840,400
Western Digital Corp. (a)	930,000	23,919,600
		144,305,900
Electronic Equipment, Instruments & Components — 0.7%
Vishay Intertechnology, Inc. (a)	2,050,000	17,138,000
IT Services — 3.1%
Global Payments, Inc.	450,000	18,175,500
International Business Machines Corp.	110,000	19,253,300
SAIC, Inc. (a)	730,000	8,621,300
The Western Union Co.	1,660,000	25,381,400
		71,431,500
Internet Software & Services — 1.0%
Google, Inc., Class A (a)	10,000	5,143,800
Rackspace Hosting, Inc. (a)	560,000	19,118,400
		24,262,200
Semiconductors & Semiconductor Equipment — 8.5%
Altera Corp.	270,000	8,513,100
Applied Materials, Inc.	2,610,000	27,013,500
Cypress Semiconductor Corp. (a)	1,460,000	21,856,200
Fairchild Semiconductor International, Inc. (a)	1,450,000	15,660,000
LSI Corp. (a)	4,290,000	22,222,200
Maxim Integrated Products, Inc.	1,070,000	24,963,100
NVIDIA Corp. (a)(b)	1,840,000	23,000,000
Novellus Systems, Inc. (a)(b)	680,000	18,536,800
Teradyne, Inc. (a)	2,110,000	23,231,100
Xilinx, Inc.	410,000	11,250,400
		196,246,400
Software — 3.5%
Activision Blizzard, Inc.	300,000	3,570,000
Cadence Design Systems, Inc. (a)	2,250,000	20,790,000
Fortinet, Inc. (a)	810,000	13,608,000
Microsoft Corp.	640,000	15,929,600
Symantec Corp. (a)	1,600,000	26,080,000
		79,977,600
Total Information Technology		559,339,600
Materials — 7.7%
Chemicals — 3.7%
Ashland, Inc.	580,000	25,601,200
CF Industries Holdings, Inc.	170,000	20,976,300
Huntsman Corp.	1,440,000	13,924,800
LyondellBasell Industries NV, Class A	970,000	23,697,100
		84,199,400

Common Stocks	Shares	Value
Materials (concluded)
Containers & Packaging — 0.2%
Sealed Air Corp.	260,000	$4,342,000
Metals & Mining — 0.9%
Alcoa, Inc.	2,270,000	21,723,900
Paper & Forest Products — 2.9%
Domtar Corp.	360,000	24,541,200
International Paper Co.	990,000	23,017,500
MeadWestvaco Corp.	800,000	19,648,000
		67,206,700
Total Materials		177,472,000
Telecommunication Services — 1.8%
Diversified Telecommunication Services — 0.5%
AT&T, Inc.	410,000	11,693,200
Wireless Telecommunication Services — 1.3%
MetroPCS Communications, Inc. (a)	2,760,000	24,039,600
Sprint Nextel Corp. (a)(b)	1,760,000	5,350,400
		29,390,000
Total Telecommunication Services		41,083,200
Utilities — 2.9%
Independent Power Producers & Energy Traders — 2.9%
The AES Corp. (a)	2,450,000	23,912,000
Constellation Energy Group, Inc.	420,000	15,985,200
NRG Energy, Inc. (a)	1,230,000	26,088,300
Total Utilities		65,985,500
Total Long-Term Investments
(Cost — $2,384,355,056) — 100.3%		2,312,038,200

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money Market Series, 0.16% (c)(d)(e)	$72,083	72,082,897
Total Short-Term Securities (Cost — $72,082,897) — 3.1%		72,082,897
Total Investments (Cost — $2,456,437,953*) — 103.4%		2,384,121,097
Liabilities in Excess of Other Assets — (3.4)%		(77,407,520)
Net Assets — 100.0%		$2,306,713,577

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,472,946,460
Gross unrealized appreciation	$224,344,184
Gross unrealized depreciation	(313,169,547)
Net unrealized depreciation	$(88,825,363)

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	21

Schedule of Investments (concluded)	Master Large Cap Core Portfolio

(c)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2010	Net Activity	Shares/ Beneficial Interest Held at September 30, 2011	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	$618
BlackRock Liquidity Series, LLC Money Market Series	$113,624,600	$(41,541,705)	$72,082,895	$227,229

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Portfolio compliance purposes, the Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$2,312,038,200	—	—	$2,312,038,200
Short-Term Securities	—	$72,082,897	—	72,082,897
Total	$2,312,038,200	$72,082,897	—	$2,384,121,097

[1]	See above Schedule of Investments for values in each sector and industry.

See Notes to Financial Statements.

22	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Statement of Assets and Liabilities	Master Large Cap Core Portfolio

September 30, 2011

Assets
Investments at value — unaffiliated[1,2]	$2,312,038,200
Investments at value — affiliated[3]	72,082,897
Investments sold receivable	38,945,085
Dividends receivable — unaffiliated	1,979,075
Securities lending income receivable — affiliated	16,593
Dividends receivable — affiliated	10
Prepaid expenses	50,047
Other assets	8,130
Total assets	2,425,120,037

Liabilities
Collateral on securities loaned, at value	72,082,897
Bank overdraft	8,401,086
Investments purchased payable	31,470,898
Investment advisory fees payable	1,123,151
Other affiliates payable	17,880
Directors’ fees payable	1,540
Withdrawals payable to investor	4,719,767
Other accrued expenses payable	589,241
Total liabilities	118,406,460
Net Assets	$2,306,713,577

Net Assets Consist of
Investors’ capital	$2,379,030,433
Net unrealized appreciation/depreciation	(72,316,856)
Net Assets	$2,306,713,577
[1] Investments at cost — unaffiliated	$2,384,355,056
[2] Securities loaned at value	$66,967,412
[3] Investments at cost — affiliated	$72,082,897

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	23

Statement of Operations	Master Large Cap Core Portfolio

Year Ended September 30, 2011

Investment Income
Dividends — unaffiliated	$52,570,937
Dividends — affiliated	618
Securities lending — affiliated	227,229
Total income	52,798,784

Expenses
Investment advisory	15,147,528
Accounting services	587,887
Custodian	152,575
Directors	80,926
Professional	52,495
Printing	4,392
Miscellaneous	64,129
Total expenses	16,089,932
Less fees waived by advisor	(389)
Total expenses after fees waived	16,089,543
Net investment income	36,709,241

Realized and Unrealized Gain (Loss)
Net realized gain from investments	416,733,032
Net change in unrealized appreciation/depreciation on investments	(385,934,163)
Total realized and unrealized gain	30,798,869
Net Increase in Net Assets Resulting from Operations	$67,508,110

See Notes to Financial Statements.

24	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Statements of Changes in Net Assets	Master Large Cap Core Portfolio

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$36,709,241	$41,996,963
Net realized gain	416,733,032	409,794,894
Net change in unrealized appreciation/depreciation	(385,934,163)	(226,914,201)
Net increase in net assets resulting from operations	67,508,110	224,877,656

Capital Share Transactions
Proceeds from contributions	406,268,108	390,820,213
Value of withdrawals	(1,376,548,462)	(1,352,534,366)
Net decrease in net assets derived from capital share transactions	(970,280,354)	(961,714,153)

Net Assets
Total decrease in net assets	(902,772,244)	(736,836,497)
Beginning of year	3,209,485,821	3,946,322,318
End of year	$2,306,713,577	$3,209,485,821

Financial Highlights	Master Large Cap Core Portfolio

	Year Ended September 30,		Period November 1, 2008 to September 30, 2009		Year Ended October 31,
	2011	2010			2008	2007	2006
Total Investment Return
Total investment return	(1.61)%	6.16%	12.63%[1,2]		(38.84)%	13.94%	17.32%

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.50%[3]		0.50%	0.49%	0.49%
Total expenses after fees waived	0.49%	0.49%	0.50	%3	0.50%	0.49%	0.49%
Net investment income	1.13%	1.11%	1.56%[3]		0.93%	0.63%	0.58%

Supplemental Data
Net assets, end of period (000)	$2,306,714	$3,209,486	$3,946,322		$2,843,515	$5,649,731	$3,876,639
Portfolio turnover	129%	173%	168%		109%	96%	88%

[1]	Aggregate total investment return.

[2]

Includes proceeds received from a settlement of litigation, which impacted the Portfolio’s total investment return. Not including these proceeds, the Portfolio’s total investment return would have been 12.39%.

[3]	Annualized.

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	25

Notes to Financial Statements	Master Large Cap Core Portfolio

1. Organization and Significant Accounting Policies:

Master Large Cap Core Portfolio (the “Portfolio”) is a series of the Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Portfolio earns dividend or interest income on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended September 30, 2011, the Portfolio accepted only cash collateral in connection with securities loaned.

26	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)	Master Large Cap Core Portfolio

Income Taxes: The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed.The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolio’s financial statements and disclosures.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at the following annual rates of the Portfolio’s average daily net assets:

Portion of Average Daily Value of Net Assets:	Rate
Not exceeding $1 billion	0.50%
In excess of $1 billion but not exceeding $5 billion	0.45%
In excess of $5 billion	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended September 30, 2011, the Portfolio reimbursed the Manager $40,545 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended September 30, 2011, BIM received $33,956 in securities lending agent fees related to securities lending activities for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended September 30, 2011, were $4,160,882,583 and $5,088,733,849, respectively.

4. Borrowings:

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 1.25% per annum and (b) the Fed Funds rate plus 1.25%

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	27

Notes to Financial Statements (concluded)	Master Large Cap Core Portfolio

per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2010. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2011.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counter-parties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of September 30, 2011, the Master Large Cap Core Portfolio invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Report of Independent Registered Public Accounting Firm	Master Large Cap Core Portfolio

To the Investors of Master Large Cap Core Portfolio and Board of Directors of Master Large Cap Series LLC:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Master Large Cap Core Portfolio, one of the portfolios constituting Master Large Cap Series LLC (the “Master LLC”), as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio of Master Large Cap Series LLC as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
November 29, 2011

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	29

Officers and Directors of Master Large Cap Series LLC

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.

				33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007

Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 1999

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.

				33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				33 RICs consisting of 107 Portfolios	None

30	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Officers and Directors of Master Large Cap Series LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				33 RICs consisting of 107 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served as a Director of the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Master LLC’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			158 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			158 RICs consisting of 286 Portfolios	None

[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Master LLC based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	31

Officers and Directors of Master Large Cap Series LLC (concluded)

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

*	Officers of the Master LLC serve at the pleasure of the Board.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Princeton, NJ 08540

Custodian
Brown Brothers Harriman & Co.
Boston, MA 02109

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02116

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 13, 2011, Richard S. Davis resigned as Director of the Master LLC, and Paul L. Audet became Director of the Master LLC.

32	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Portfolio Information	Master Total Return Portfolio

As of September 30, 2011

Portfolio Composition	Percent of Long-Term Investments
US Government Sponsored Agency Securities	49%
Corporate Bonds	22
US Treasury Obligations	14
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	4
Foreign Agency Obligations	2
Floating Rate Loan Interests	1
Preferred Securities	1

Credit Quality Allocations[1]	Percent of Long-Term Investments
AAA/Aaa[2]	72%
AA/Aa	4
A	9
BBB/Baa	10
BB/Ba	3
B	2

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”).

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	33

Schedule of Investments September 30, 2011	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)		Value
321 Henderson Receivables I LLC (a):
Series 2010-1A, Class A, 5.56%, 7/15/59	USD	8,951	$10,274,130
Series 2010-2A, Class A, 4.07%, 1/15/48		4,623	4,810,066
Series 2010-3A, Class A, 3.82%, 12/15/48		8,791	8,849,379
ACE Securities Corp. (b):
Series 2003-OP1, Class A2, 0.95%, 12/25/33		581	444,710
Series 2006-CW1, Class A2C, 0.37%, 7/25/36		1,680	860,600
Bear Stearns Asset-Backed Securities Trust, Series 2006-HE10, Class 21A1, 0.30%, 12/25/36 (b)		2,946	2,738,045
Capital One Multi-Asset Execution Trust (b):
Series 2006-A5, Class A5, 0.29%, 1/15/16		3,310	3,301,903
Series 4-3C, 6.63%, 6/17/14	GBP	3,400	5,577,325
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1, 0.28%, 1/25/37 (b)	USD	44	43,235
Citibank Omni Master Trust (a):
Series 2009-A12, Class A12, 3.35%, 8/15/16		5,860	5,966,238
Series 2009-A13, Class A13, 5.35%, 8/15/18		9,045	9,912,664
Series 2009-A17, Class A17, 4.90%, 11/15/18		20,145	21,933,592
Series 2009-A8, Class A8, 2.33%, 5/16/16 (b)		26,370	26,594,438
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.85%, 9/25/33		792	640,943
Series 2004-5, Class A, 0.68%, 10/25/34		1,136	952,939
Series 2006-13, Class 3AV2, 0.38%, 1/25/37		2,279	1,454,866
Series 2006-17, Class 2A2, 0.38%, 3/25/47		1,113	662,911
Series 2007-1, Class 2A1, 0.28%, 7/25/37		121	118,162
Series 2007-11, Class 2A1, 0.29%, 6/25/47		27	26,340
Series 2007-12, Class 2A1, 0.58%, 8/25/47		74	68,389
DT Auto Owner Trust, Series 2011-2A, Class B, 2.12%, 2/16/16 (a)		3,899	3,900,700
Fannie Mae Mortgage-Backed Securities, Series 2003-W5, Class A, 0.45%, 4/25/33 (b)		13	12,720
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.30%, 3/25/36 (b)		33	14,536
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16	EUR	2,982	4,032,535
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.34%, 7/25/37 (b)	USD	134	129,287
Lehman XS Trust, Series 2005-5N, Class 3A2, 0.59%, 11/25/35 (b)		8,047	2,344,750

Asset-Backed Securities	Par (000)		Value
Morgan Stanley ABS Capital I, Series 2005-HE1, Class A2MZ, 0.53%, 12/25/34 (b)	USD	820	$683,154
Nelnet Student Loan Trust, Series 2006-1, Class A5, 0.41%, 8/23/27 (b)		11,905	11,029,955
New Century Home Equity Loan Trust, Series 2005-2, Class A2MZ, 0.49%, 6/25/35 (b)		2,543	2,395,727
Option One Mortgage Loan Trust, Series 2003-4, Class A2, 0.87%, 7/25/33 (b)		1,801	1,412,354
RAAC, Series 2005-SP2, Class 2A, 0.53%, 6/25/44 (b)		6,488	4,329,228
Residential Asset Securities Corp., Series 2003-KS5, Class AIIB, 0.81%, 7/25/33 (b)		781	482,595
SLM Student Loan Trust (b):
Series 2004-B, Class A2, 0.55%, 6/15/21		6,711	6,467,198
Series 2008-5, Class A3, 1.55%, 1/25/18		4,285	4,371,219
Series 2008-5, Class A4, 1.95%, 7/25/23		22,285	22,890,680
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		7,081	7,027,618
Series 2011-S1A, Class C, 2.01%, 8/15/16		5,714	5,630,271
Series 2011-WO, Class C, 3.19%, 10/15/15		6,580	6,666,856
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		8,380	8,368,938
Series 2010-2, Class C, 3.89%, 7/17/17		9,885	10,065,105
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		7,668	7,664,284
Series 2010-B, Class C, 3.02%, 10/17/16 (a)		8,015	8,002,360
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		6,276	6,232,380
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		5,233	5,211,463
Scholar Funding Trust, Series 2011-A, Class A, 1.15%, 10/28/43 (a)(b)		6,387	6,178,617
Small Business Administration:
Series 2002-P10, Class 1, 5.20%, 8/10/12		78	80,687
Series 2003-P10A, Class 1, 4.52%, 2/10/13		9	9,287
Series 2004-P10, Class 1, 4.50%, 2/10/14		214	224,203
Soundview Home Equity Loan Trust, Series 2006-EQ1, Class A2, 0.34%, 10/25/36 (b)		200	194,971
Structured Asset Securities Corp.:
Series 2003-Al2, Class A, 3.36%, 1/25/31 (a)		1,410	1,289,943
Series 2004-23XS, Class 2A1, 0.53%, 1/25/35 (b)		2,298	1,513,893
Series 2005-GEL2, Class A, 0.51%, 4/25/35 (b)		754	666,032
Series 2006-BC6, Class A2, 0.31%, 1/25/37 (b)		2,087	2,046,765
Series 2007-BC1, Class A2, 0.28%, 2/25/37 (b)		444	423,493
Total Asset-Backed Securities — 6.3%			247,224,679

Portfolio Abbreviations

To simplify the listing of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
CAD	Canadian Dollar
CZK	Czech Republic Koruna
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
FKA	Formerly Known As
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
LIBOR	London Interbank Offered Rate
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RB	Revenue Bonds
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	To Be Announced
USD	US Dollar

See Notes to Financial Statements.

34	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Aerospace & Defense — 0.1%
Finmeccanica Finance SA, 5.25%, 1/21/22	EUR	2,200	$2,553,788
Air Freight & Logistics — 0.1%
PostNL NV, 5.38%, 11/14/17		3,500	4,695,403
Auto Components — 0.1%
BorgWarner, Inc., 4.63%, 9/15/20	USD	2,925	3,145,995
Capital Markets — 2.8%
CDP Financial, Inc. (a):
3.00%, 11/25/14		17,845	18,652,468
4.40%, 11/25/19		10,420	11,365,542
Credit Suisse AG:
2.60%, 5/27/16 (a)		6,330	6,516,925
5.40%, 1/14/20		2,820	2,709,199
Credit Suisse Group Finance US, Inc., 3.63%, 9/14/20 (b)	EUR	1,160	1,302,548
Deutsche Bank AG, 5.00%, 6/24/20		2,850	3,605,753
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13	USD	7,960	8,270,846
3.70%, 8/01/15		15,790	15,459,705
3.63%, 2/07/16		11,250	10,952,719
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (c)(d)		7,360	3,680
Morgan Stanley:
2.79%, 5/14/13 (b)		17,250	16,680,267
4.00%, 7/24/15		4,450	4,194,597
5.50%, 7/28/21		10,166	9,416,329
			109,130,578
Chemicals — 0.3%
CF Industries, Inc., 7.13%, 5/01/20		6,863	7,815,241
Nova Chemicals Corp., 8.38%, 11/01/16		2,500	2,625,000
			10,440,241
Commercial Banks — 5.9%
ABN Amro Bank NV, 6.38%, 4/27/21	EUR	880	1,126,786
BNP Paribas US Medium-Term Note Program LLC, 4.80%, 6/24/15	USD	2,450	2,302,647
Bank of India, 6.25%, 2/16/21		9,670	9,454,872
Bank of Scotland Plc, 5.00%, 11/21/11 (a)		340	341,641
Barclays Bank Plc:
6.00%, 1/14/21	EUR	4,700	5,196,920
6.63%, 3/30/22		2,200	2,482,731
CIT Group, Inc.:
7.00%, 5/01/17	USD	5,068	4,916,222
7.00%, 5/02/17 (a)		790	766,300
Commerzbank AG, 6.38%, 3/22/19	EUR	5,550	5,588,665
Corporacion Andina de Fomento, 6.88%, 3/15/12	USD	5,125	5,239,431
Discover Bank, 7.00%, 4/15/20		5,720	6,062,897
DnB NOR Boligkreditt (a):
2.10%, 10/14/15		38,815	39,282,255
2.90%, 3/29/16		29,245	30,307,091
Eksportfinans ASA:
5.50%, 5/25/16		8,025	9,417,546
5.50%, 6/26/17		275	325,374
HSBC Bank Brasil SA, 4.00%, 5/11/16 (a)		15,610	15,258,775
HSBC Bank Plc, 3.10%, 5/24/16 (a)		7,630	7,585,548
HSBC Holdings Plc, 6.25%, 3/19/18	EUR	4,550	6,168,488
ICICI Bank Ltd., 4.75%, 11/25/16 (a)	USD	6,450	6,166,626
Intesa Sanpaolo SpA, 9.50% (b)(e)	EUR	350	314,171
LBG Capital No.1 Plc, Series 1, 7.59%, 5/12/20	GBP	3,200	3,642,760
Lloyds TSB Bank Plc:
6.38%, 6/17/16	EUR	3,650	5,077,108
6.50%, 9/17/40	GBP	350	483,696

Corporate Bonds	Par (000)		Value
Commercial Banks (concluded)
National Agricultural Cooperative Federation, 3.50%, 2/08/17 (a)	USD	8,300	$7,929,189
Oversea-Chinese Banking Corp., Ltd., 3.75%, 11/15/22 (b)		10,000	9,546,550
Royal Bank of Canada, 3.13%, 4/14/15 (a)		5,671	6,016,721
Société Générale SFH, 3.25%, 6/06/2016		3,400	3,442,092
Sparebanken 1 Boligkreditt (a):
1.25%, 10/25/13		17,090	17,164,854
2.63%, 5/27/16		18,440	18,826,558
UniCredit SpA, 5.00%, 2/01/16	GBP	1,250	1,247,466
			231,681,980
Commercial Services & Supplies — 0.1%
ACCO Brands Corp., 10.63%, 3/15/15	USD	1,700	1,827,500
RSC Equipment Rental, Inc., 10.00%, 7/15/17 (a)		3,500	3,675,000
			5,502,500
Construction Materials — 0.1%
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		2,590	2,618,169
Consumer Finance — 0.4%
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		3,018	3,142,667
SLM Corp.:
5.40%, 10/25/11		6,000	5,999,586
6.25%, 1/25/16		7,120	6,988,522
Series A, 0.55%, 1/27/14 (b)		35	32,127
			16,162,902
Diversified Financial Services — 4.5%
Capital One Financial Corp.:
3.15%, 7/15/16		28,365	28,081,010
4.75%, 7/15/21		7,745	7,757,740
Cedulas TDA 6 Fondo de Titulizacion de Activos, Series A-6, 4.25%, 4/10/31	EUR	1,700	1,359,168
Citigroup, Inc.:
5.00%, 9/15/14	USD	9,060	8,885,677
4.75%, 5/19/15		9,090	9,314,914
4.59%, 12/15/15		37,720	38,729,463
6.00%, 8/15/17		1,115	1,183,277
5.38%, 8/09/20		2,360	2,445,000
General Electric Capital Corp., 5.50%, 1/08/20 (f)		10,675	11,643,585
JPMorgan Chase & Co.:
3.15%, 7/05/16		2,382	2,366,531
3.88%, 9/23/20	EUR	1,000	1,263,269
4.63%, 5/10/21	USD	12,530	12,809,369
JPMorgan Chase Bank NA:
6.00%, 7/05/17		13,805	14,880,423
Series BKNT, 6.00%, 10/01/17		13,350	14,034,922
Novus USA Trust, 1.54%, 11/18/11 (a)(b)		9,340	9,276,553
Reynolds Group Issuer, Inc., 7.88%, 8/15/19 (a)		7,170	6,919,050
TMX Finance LLC, 13.25%, 7/15/15		4,000	4,300,000
			175,249,951
Diversified Telecommunication Services — 1.3%
AT&T, Inc., 5.35%, 9/01/40		4,235	4,426,858
GTE Corp., 6.84%, 4/15/18		8,030	9,672,360
Level 3 Financing, Inc.
8.75%, 2/15/17		549	505,766
8.13%, 7/01/19 (a)		4,424	3,909,710
OTE Plc, 6.00%, 2/12/15 (g)	EUR	2,725	2,309,143
Qwest Communications International, Inc.:
8.00%, 10/01/15	USD	6,377	6,632,080
7.13%, 4/01/18		533	522,340

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	35

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Diversified Telecommunication
Services (concluded)
Qwest Corp.:
7.63%, 6/15/15	USD	2,142	$2,291,940
8.38%, 5/01/16		4,948	5,430,430
6.50%, 6/01/17		1,155	1,192,538
Telefonica Emisiones SAU:
4.95%, 1/15/15		9,325	9,199,989
3.99%, 2/16/16		2,940	2,797,483
Verizon Communications, Inc., 6.40%, 2/15/38		1,878	2,301,906
			51,192,543
Electric Utilities — 2.4%
Alabama Power Co., 3.95%, 6/01/21		5,015	5,443,196
Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		1,199	1,621,532
5.95%, 12/15/36		2,175	2,276,916
Enbw International Finance BV, 6.13%, 7/07/39	EUR	3,200	4,955,771
Florida Power & Light Co.:
5.63%, 4/01/34	USD	150	180,907
4.95%, 6/01/35		25	27,994
5.95%, 2/01/38		3,645	4,654,946
Florida Power Corp., 6.40%, 6/15/38		2,646	3,472,155
Georgia Power Co., 3.00%, 4/15/16		8,985	9,412,623
Hydro-Quebec:
9.40%, 2/01/21		4,365	6,694,548
8.40%, 1/15/22		8,220	12,036,020
8.05%, 7/07/24		21,145	31,452,469
Jersey Central Power & Light Co., 7.35%, 2/01/19		2,730	3,478,910
Southern California Edison Co., Series 08-A, 5.95%, 2/01/38		2,825	3,688,837
Trans-Allegheny Interstate Line Co., 4.00%, 1/15/15 (a)		2,815	2,956,260
			92,353,084
Electrical Equipment — 0.1%
Alstom SA, 4.13%, 2/01/17	EUR	3,650	4,873,314
Energy Equipment & Services — 0.5%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)	USD	1,310	1,237,950
Ensco Plc:
3.25%, 3/15/16		1,880	1,908,959
4.70%, 3/15/21		3,915	3,990,309
Frac Tech Services LLC, 7.38%, 11/15/18 (a)(b)		2,407	2,443,105
MEG Energy Corp., 6.50%, 3/15/21 (a)		4,100	3,925,750
Pride International, Inc., 6.88%, 8/15/20		2,650	3,057,793
Weatherford International, Ltd., 6.75%, 9/15/40		2,530	2,698,184
			19,262,050
Food & Staples Retailing — 0.1%
Wal-Mart Stores, Inc., 5.63%, 4/01/40		2,343	2,850,105
Food Products — 0.6%
Kraft Foods, Inc.:
6.50%, 8/11/17		6,049	7,177,623
5.38%, 2/10/20		14,075	15,928,973
			23,106,596
Health Care Equipment & Supplies — 0.1%
CareFusion Corp., 6.38%, 8/01/19		3,478	4,160,015

Corporate Bonds	Par (000)		Value
Health Care Providers & Services — 0.4%
HCA, Inc.:
6.50%, 2/15/20	USD	4,168	$4,074,220
7.25%, 9/15/20		3,925	3,964,250
Tenet Healthcare Corp.:
9.00%, 5/01/15		2,475	2,611,125
10.00%, 5/01/18		147	159,128
8.88%, 7/01/19		5,365	5,673,487
			16,482,210
Hotels, Restaurants & Leisure — 0.6%
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	500	561,384
International Game Technology, 7.50%, 6/15/19	USD	11,199	13,364,226

MGM Resorts International, 10.38%, 5/15/14		4,020	4,386,825
Punch Taverns Finance Plc, Series A1R, 7.27%, 4/15/22	GBP	760	1,072,556
Yum! Brands, Inc.:
6.25%, 4/15/16	USD	2,956	3,461,157
5.30%, 9/15/19		1,953	2,205,339
			25,051,487
Independent Power Producers &
Energy Traders — 0.2%
Energy Future Intermediate Holding Co. LLC, 10.00%, 12/01/20		7,690	7,497,750
Industrial Conglomerates — 0.1%
Sequa Corp., 11.75%, 12/01/15 (a)		2,500	2,625,000
Insurance — 3.2%
AXA SA, 5.25%, 4/16/40 (b)	EUR	2,300	2,214,158
Allianz Finance II BV, 5.75%, 7/08/41 (b)		7,500	7,926,965
American International Group, Inc.:
5.45%, 5/18/17	USD	4,150	3,973,936
8.18%, 5/15/58 (b)		1,280	1,129,600
CNP Assurances, 6.00%, 9/14/40 (b)	EUR	3,650	3,480,324
Fairfax Financial Holdings, Ltd., 5.80%, 5/15/21 (a)	USD	12,550	11,947,148
Hartford Financial Services Group, Inc., 6.00%, 1/15/19		3,450	3,466,160
Hartford Life Global Funding Trusts, 0.53%, 6/16/14 (b)		13,275	12,950,639
ING Verzekeringen NV (b):
3.39%, 6/21/21	EUR	880	870,971
6.38%, 5/07/27		5,450	5,184,162
Lincoln National Corp., 7.00%, 6/15/40	USD	2,860	2,949,764
Manulife Financial Corp., 3.40%, 9/17/15		12,215	12,428,457
Metlife Capital Trust IV, 7.88%, 12/15/37 (a)		1,360	1,339,600
Metropolitan Life Global Funding I (a):
2.88%, 9/17/12		8,375	8,507,744
2.50%, 1/11/13		24,245	24,502,724
5.13%, 6/10/14		1,600	1,728,102
Prudential Financial, Inc.:
4.75%, 9/17/15		10,790	11,263,908
7.38%, 6/15/19		3,690	4,323,938
5.38%, 6/21/20		2,085	2,187,843
Swiss Reinsurance Co. via ELM BV, 5.25% (b)(e)	EUR	800	841,363
			123,217,506
IT Services — 0.2%
First Data Corp. (a):
7.38%, 6/15/19	USD	6,820	6,052,750
12.63%, 1/15/21		3,100	2,294,000
			8,346,750
Life Sciences Tools & Services — 0.0%
Life Technologies Corp., 5.00%, 1/15/21		1,140	1,180,317

See Notes to Financial Statements.

36	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Media — 3.2%
CBS Corp.:
4.63%, 5/15/18	USD	1,785	$1,910,377
8.88%, 5/15/19		3,440	4,393,430
5.75%, 4/15/20		2,820	3,103,385
CCH II LLC, 13.50%, 11/30/16		6,675	7,609,500
CSC Holdings, Inc., 8.50%, 4/15/14		2,742	2,957,933
Cox Communications, Inc., 8.38%, 3/01/39 (a)		6,180	8,512,684
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		1,854	1,881,810
Series B, 9.25%, 12/15/17		6,242	6,382,445
Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22		2,225	3,210,346
Comcast Corp.:
5.88%, 2/15/18		6,350	7,356,780
6.45%, 3/15/37		3,686	4,240,297
DIRECTV Holdings LLC, 3.13%, 2/15/16		15,303	15,569,823
NBC Universal Media LLC, 5.15%, 4/30/20		3,508	3,846,806
News America, Inc., 6.40%, 12/15/35		315	341,107
The New York Times Co., 6.63%, 12/15/16		20,100	19,999,500
Time Warner Cable, Inc.:
5.88%, 11/15/40		5,025	5,148,876
5.50%, 9/01/41		4,990	4,932,151
Time Warner, Inc.:
4.70%, 1/15/21		2,080	2,174,078
6.10%, 7/15/40		1,370	1,504,859
Unitymedia GmbH (FKA UPC Germany GmbH), 8.13%, 12/01/17 (a)		5,000	5,000,000
Virgin Media Secured Finance Plc:
6.50%, 1/15/18		3,740	3,973,750
7.00%, 1/15/18	GBP	3,769	6,009,622
5.25%, 1/15/21	USD	4,870	5,240,631
			125,300,190
Metals & Mining — 1.2%
AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20		3,610	3,536,793
Barrick Gold Corp., 2.90%, 5/30/16		28,750	29,127,660
Barrick North America Finance LLC, 4.40%, 5/30/21		170	174,324
Cliffs Natural Resources, Inc.:
4.88%, 4/01/21		2,730	2,638,799
6.25%, 10/01/40		1,830	1,782,246
Corporacion Nacional del Cobre de Chile, 3.75%, 11/04/20 (a)		2,800	2,783,525
New World Resources NV, 7.88%, 5/01/18	EUR	737	849,160
Novelis, Inc., 8.75%, 12/15/20	USD	6,865	6,727,700
			47,620,207
Multi-Utilities — 0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		6,345	6,316,308
Multiline Retail — 0.5%
Dollar General Corp., 11.88%, 7/15/17 (h)		6,985	7,718,425
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16		10,950	12,017,888
			19,736,313
Oil, Gas & Consumable Fuels — 6.2%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		14,541	15,904,931
6.38%, 9/15/17		14,988	16,813,898
6.95%, 6/15/19		2,182	2,531,172
Arch Coal, Inc., 7.25%, 10/01/20		8,855	8,500,800
BP Capital Markets Plc:
3.13%, 3/10/12		11,530	11,636,676
3.13%, 10/01/15		23,849	24,642,695
Chesapeake Energy Corp., 6.63%, 8/15/20		5,057	5,208,710
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		5,720	6,006,000

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Consol Energy, Inc.:
8.00%, 4/01/17	USD	2,536	$2,650,120
8.25%, 4/01/20		624	656,760
El Paso Corp.:
7.00%, 6/15/17		2,500	2,800,418
6.50%, 9/15/20		1,830	1,954,253
El Paso Pipeline Partners Operating Co., LLC, 6.50%, 4/01/20		6,445	7,094,424
Enterprise Products Operating LLC:
6.30%, 9/15/17		2,725	3,163,251
5.20%, 9/01/20		5,237	5,758,113
6.13%, 10/15/39		4,600	5,008,383
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		2,780	3,375,470
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		2,900	3,300,481
6.55%, 9/15/40		1,245	1,390,288
6.38%, 3/01/41		1,760	1,868,261
Marathon Petroleum Corp., 6.50%, 3/01/41 (a)		8,300	8,954,115
MidAmerican Energy Holdings Co.:
5.95%, 5/15/37		7,150	8,413,083
6.50%, 9/15/37		25	31,267
Nexen, Inc., 7.50%, 7/30/39		6,395	7,489,747
OGX Petroleo e Gas Participações SA, 8.50%, 6/01/18 (a)		1,435	1,284,325
Petrobras International Finance Co.:
3.88%, 1/27/16		15,335	15,212,320
5.88%, 3/01/18		3,775	3,931,172
5.75%, 1/20/20		15,835	16,436,730
Pioneer Natural Resources Co., 6.88%, 5/01/18		2,900	3,112,831
Plains Exploration & Production Co.:
7.75%, 6/15/15		3,750	3,862,500
10.00%, 3/01/16		4,825	5,235,125
Range Resources Corp., 5.75%, 6/01/21		1,090	1,130,875
Rockies Express Pipeline LLC (a):
3.90%, 4/15/15		7,772	7,965,647
6.85%, 7/15/18		2,288	2,404,068
Tennessee Gas Pipeline Co., 7.00%, 10/15/28		935	1,094,453
Valero Energy Corp.:
6.13%, 2/01/20		2,820	3,129,176
6.63%, 6/15/37		705	757,434
Western Gas Partners LP, 5.38%, 6/01/21		7,870	7,895,892
Williams Partners LP, 4.13%, 11/15/20		11,280	11,192,479
Woodside Finance, Ltd., 4.60%, 5/10/21 (a)		2,270	2,345,019
			242,143,362
Paper & Forest Products — 0.0%
International Paper Co., 5.30%, 4/01/15		471	499,760
Pharmaceuticals — 0.1%
Teva Pharmaceutical Finance LLC, 3.00%, 6/15/15		4,610	4,832,437
Real Estate Investment Trusts (REITs) — 0.1%
Mack-Cali Realty LP, 7.75%, 8/15/19		1,825	2,163,683
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21		3,040	2,919,537
			5,083,220
Real Estate Management &
Development — 0.5%
China Resources Land, Ltd., 4.63%, 5/19/16		6,000	5,692,836
Franshion Development, Ltd., 6.75%, 4/15/21 (a)		2,500	1,725,000
IVG Immobilien AG, 8.00% (b)(e)	EUR	600	466,233
Realogy Corp., 7.88%, 2/15/19 (a)	USD	4,865	3,673,075
The Unique Pub Finance Co. Plc, Series A4, 5.66%, 6/30/27	GBP	4,320	4,176,699
WEA Finance LLC, 4.63%, 5/10/21 (a)	USD	3,410	3,256,209
			18,990,052

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	37

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)		Value
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	USD	8,660	$10,188,031
Software — 0.0%
Oracle Corp., 5.38%, 7/15/40 (a)		1,015	1,177,397
Thrifts & Mortgage Finance — 0.5%
Nationwide Building Society, 6.75%, 7/22/20	EUR	1,950	2,124,788
Northern Rock Plc, 5.63%, 6/22/17 (a)	USD	4,145	4,377,986
PMI Group, Inc., 6.00%, 9/15/16		6,077	2,126,950
Radian Group, Inc.:
5.63%, 2/15/13		5,100	3,850,500
5.38%, 6/15/15		13,350	8,010,000
			20,490,224
Wireless Telecommunication Services — 0.9%
America Movil SAB de CV, 2.38%, 9/08/16		8,025	7,760,175
Cricket Communications, Inc., 7.75%, 5/15/16		3,869	3,883,509
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		13,730	15,432,506
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)		4,072	3,776,780
MetroPCS Wireless, Inc., 7.88%, 9/01/18		1,122	1,088,340
Sprint Capital Corp., 6.88%, 11/15/28		2,003	1,497,243
			33,438,553
Total Corporate Bonds — 37.9%			1,479,196,288

Floating Rate Loan Interests (b)
Capital Markets — 0.1%
Nuveen Investments, Inc. (First Lien), Non-Extended Term Loan, 5.75% – 5.87%, 5/12/17		3,000	2,770,500
Chemicals — 0.1%
Styron Sarl, Term Loan B, 6.00%, 8/02/17		3,594	3,228,175
Consumer Finance — 0.1%
Springleaf Financial Funding Co. (FKA AGFS Funding Co.), Term Loan, 5.50%, 5/10/17		4,000	3,456,000
Diversified Financial Services — 0.1%
Reynolds Group Holdings Inc., Tranche C Term Loan, 6.50%, 8/09/18		2,500	2,422,225
Diversified Telecommunication
Services — 0.2%
Level 3 Financing, Inc., Term Loan B2, 5.75%, 9/03/18		8,000	7,573,360
Energy Equipment & Services — 0.2%
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16		2,721	2,635,156
Gas Co. Term Loan, 9.25%, 8/04/16		4,979	4,886,668
			7,521,824
Food Products — 0.1%
Advance Pierre Foods, Term Loan (Second Lien), 7.00%, 9/30/16		1,985	1,933,473
Del Monte Corp., Term Loan B, 4.50%, 3/08/18		2,494	2,312,953
			4,246,426
Health Care Providers & Services — 0.1%
inVentiv Health, Inc. (FKA Ventive Health, Inc.), Term Loan B, 6.50%, 8/04/16		5,965	5,674,230
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Inc., Term Loan B-1, 3.42%, 1/28/15		10,000	8,317,900

Floating Rate Loan Interests (b)	Par (000)		Value
IT Services — 0.1%
First Data Corp.:
Extended Term Loan B, 4.24%, 3/23/18	USD	5,090	$4,112,225
Initial Tranche B-2 Term Loan, 2.99%, 9/24/14		542	471,760
			4,583,985
Machinery — 0.0%
Terex Corp., Term Loan B, 5.50%, 4/28/17		1,000	980,250
Media — 0.4%
Intelsat Jackson Holdings SA (FKA Intelsat Jackson Holdings, Ltd.), Tranche B Term Loan, 5.25%, 4/02/18		12,643	12,042,755
UPC Broadband Holding B.V., Term U, 5.36%, 12/31/17	EUR	1,375	1,671,757
			13,714,512
Oil, Gas & Consumable Fuels — 0.5%
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15	USD	20,855	20,855,171
Real Estate Investment Trusts (REITs) — 0.0%
iStar Financial, Inc., Term Loan A, 5.00%, 6/28/13		1,428	1,376,919
Real Estate Management &
Development — 0.1%
Realogy Corp.:
Extended Synthetic Letter of Credit Loan C, 4.44%, 10/10/16		256	206,803
Extended Term Loan B, 4.52%, 10/10/16		2,742	2,216,264
			2,423,067
Wireless Telecommunication Services — 0.2%
Vodafone Americas Finance 2, Inc., Term Loan B, 6.25%, 7/11/16		7,000	7,035,000
Total Floating Rate Loan Interests — 2.5%			96,179,544

Foreign Agency Obligations
Belgium Government Bond, 3.50%, 6/28/17	EUR	7,680	10,439,502
Brazilian Government International Bond, 7.13%, 1/20/37	USD	1,725	2,203,688
Hellenic Republic Government Bond:
4.60%, 5/20/13	EUR	1,637	1,013,464
3.60%, 7/20/16		1,637	881,435
Indonesia Government International Bond:
4.88%, 5/05/21	USD	2,792	2,819,920
4.88%, 5/05/21 (a)		1,045	1,055,450
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/01/21	EUR	2,750	3,483,443
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/01/16	USD	38,045	39,491,927
Mexico Government International Bond:
5.63%, 1/15/17		3,840	4,277,760
5.13%, 1/15/20		8,275	8,957,688
Peruvian Government International Bond, 6.55%, 3/14/37		1,000	1,160,000
Poland Government International Bond:
6.38%, 7/15/19		1,280	1,408,000
5.13%, 4/21/21		9,260	9,236,850
Russian Foreign Bond Eurobond, 7.50%, 3/31/30 (g)		9,415	10,579,026
South Africa Government International Bond, 5.50%, 3/09/20		3,165	3,461,719
Turkey Government International Bond:
7.00%, 3/11/19		2,670	2,990,400
5.63%, 3/30/21		7,210	7,372,225
Total Foreign Agency Obligations — 2.8%			110,832,497

See Notes to Financial Statements.

38	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Investment Companies	Shares	Value
Diversified Financial Services — 0.3%
iShares JPMorgan USD Emerging Markets Bond Fund (i)	114,500	$12,071,735
Total Investment Companies — 0.3%		12,071,735

Non-Agency Mortgage-Backed Securities	Par (000)
Collateralized Mortgage Obligations — 3.7%
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.24%, 12/25/35 (a)(b)(i)	USD	9	9,098
Citigroup Mortgage Loan Trust, Inc., Series 2007-2, Class 2A, 6.00%, 11/25/36		360	341,272
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 2/01/19		12	14,185
Countrywide Alternative Loan Trust:
Series 2005-21B, Class A17, 6.00%, 6/25/35		16,697	14,898,378
Series 2006-01A0, Class 1A1, 1.20%, 8/25/46 (b)		2,635	1,421,497
Series 2006-0A21, Class A1, 0.42%, 3/20/47 (b)		25,089	12,509,016
Series 2006-43CB, Class 1A10, 6.00%, 2/25/37		7,380	4,736,796
Series 2006-J4, Class 2A8, 6.00%, 7/25/36		14,350	9,354,430
Countrywide Home Loan Mortgage Pass-Through Trust (b):
Series 2004-29, Class1A1, 0.77%, 2/25/35		931	756,173
Series 2006-0A5, Class 2A1, 0.43%, 4/25/46		4,256	2,287,399
Series 2006-0A5, Class 3A1, 0.43%, 4/25/46		6,580	3,853,497
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%, 10/25/21		3,490	2,853,690
Series 2010-20R, Class 9A1, 3.01%, 1/27/36 (a)(b)		8,783	8,409,592
Series 2011-2R, Class 1A1, 4.83%, 3/27/37 (a)(b)		7,232	6,692,031
Series 2011-2R, Class 2A1, 2.73%, 7/27/36 (a)(b)		17,077	16,563,227
Series 2011-5R, Class 3A1, 5.68%, 9/27/47		8,100	7,755,786
Deutsche ALT-A Securities, Inc. Alternate Loan Trust (b):
Series 2005-2, Class 1A1, 0.63%, 4/25/35		1,484	1,021,455
Series 2006-0A1, Class A1, 0.43%, 2/25/47		8,131	4,808,031
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1, 5.52%, 8/25/35 (b)		2,547	2,145,887
GSR Mortgage Loan Trust, Series 2005-AR2, Class 2A1, 2.73%, 4/25/35 (b)		6,549	5,471,020
Harborview Mortgage Loan Trust (b):
Series 2005-8, Class 1A2A, 0.56%, 9/19/35		1,365	824,373
Series 2005-10, Class 2A1A, 0.54%, 11/19/35		8,718	5,369,448
Series 2006-11, Class A1A, 0.40%, 12/19/36		814	420,739
Homebanc Mortgage Trust (b):
Series 2005-4, Class A1, 0.50%, 10/25/35		25,443	16,489,884
Series 2006-2, Class A1, 0.41%, 12/25/36		7,630	4,928,674

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Collateralized Mortgage Obligations (concluded)
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.03%, 11/25/34 (b)	USD	1,084	$965,284
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		6,048	5,718,185
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		1,641	1,530,430
WaMu Mortgage Pass-Through Certificates, Series 2007-0A4, Class 1A, 1.01%, 5/25/47 (b)		4,315	2,589,954
			144,739,431
Commercial Mortgage-Backed Securities — 8.0%
Banc of America Commercial Mortgage, Inc.:
Series 2005-3, Class A3A, 4.62%, 7/10/43		850	857,587
Series 2006-1, Class AM, 5.42%, 9/10/45 (b)		4,000	4,007,256
Series 2006-4, Class A4, 5.68%, 7/10/46		3,050	2,845,540
Series 2006-5, Class AM, 5.45%, 9/10/47		1,110	950,170
Series 2007-3, Class A4, 5.62%, 6/10/49 (b)		2,730	2,870,939
Bear Stearns Commercial Mortgage Securities:
Series 2002-TOP6, Class A2, 6.46%, 10/15/36		119	120,231
Series 2005-PW10, Class AM, 5.45%, 12/11/40 (b)		1,350	1,287,329
Series 2006-PW11, Class A4, 5.45%, 3/11/39 (b)		175	190,869
CS First Boston Mortgage Securities Corp.:
Series 2002-CKN2, Class A3, 6.13%, 4/15/37		183	184,925
Series 2002-CP5, Class A1, 4.11%, 12/15/35		2,211	2,215,032
Series 2003-C3, Class A5, 3.94%, 5/15/38		3,550	3,642,662
Series 2003-CPN1, Class A2, 4.60%, 3/15/35		1,000	1,023,144
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class A5, 5.62%, 10/15/48		7,159	7,527,101
Series 2007-CD4, Class A2B, 5.21%, 12/11/49		6,535	6,578,798
Series 2007-CD5, Class A4, 5.89%, 11/15/44 (b)		446	478,879
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class A4, 5.31%, 12/10/46		2,000	2,099,098
Credit Suisse Mortgage Capital Certificates, Series 2010-RR1, Class 2A, 5.70%, 9/15/40 (a)(b)		7,920	8,779,391
Extended Stay America Trust, Series 2010-ESHA (a):
Class A, 2.95%, 11/05/27		1,994	1,960,973
Class C, 4.86%, 11/05/27		6,720	6,393,851
Class D, 5.50%, 11/05/27		6,370	5,990,737
GE Capital Commercial Mortgage Corp.:
Series 2001-3, Class A2, 6.07%, 6/10/38		179	179,096
Series 2007-C1, Class A2, 5.42%, 12/10/49		36,064	36,256,711
GMAC Commercial Mortgage Securities, Inc. (b):
Series 2000-C2, Class A2, 5.45%, 5/10/40		2,775	2,953,188
Series 2006-C1, Class AM, 5.29%, 11/10/45		1,980	1,890,571

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	39

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. II:
Series 2004-GG2, Class A4, 4.96%, 8/10/38	USD	1,565	$1,565,132
Series 2005-GG4, Class A4, 4.76%, 7/10/39		13,351	14,069,484
Series 2006-GG8, Class A4, 5.56%, 11/10/39		5,000	5,283,800
Greenwich Capital Commercial Funding Corp.:
Series 2005-GG3, Class A3, 4.57%, 8/10/42		2,445	2,462,411
Series 2006-GG7, Class AJ, 5.88%, 7/10/38 (b)		3,370	2,633,935
Series 2006-GG7, Class AM, 5.88%, 7/10/38 (b)		3,509	3,281,171
Series 2007-GG9, Class A4, 5.44%, 3/10/39		2,420	2,509,310
JPMorgan Chase Commercial Mortgage Securities Corp. (b):
Series 2006-CB14, Class AM, 5.45%, 12/12/44		3,735	3,487,601
Series 2007-CB19, Class AM, 5.74%, 2/12/49		2,000	1,747,532
Series 2007-LD1, Class A2, 5.80%, 6/15/49		36,986	37,543,935
LB-UBS Commercial Mortgage Trust:
Series 2003-C7, Class A3, 4.56%, 9/15/27 (b)		195	195,119
Series 2006-C4, Class AM, 5.89%, 6/15/38 (b)		1,402	1,368,823
Series 2006-C7, Class AM, 5.38%, 11/15/38		1,410	1,238,450
Series 2007-C1, Class A4, 5.42%, 2/15/40		6,840	7,218,991
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		5,255	5,623,633
Merrill Lynch Mortgage Trust, Series 2004-KEY2, Class A4, 4.86%, 8/12/39 (b)		7,190	7,593,704
Merrill Lynch/Countrywide Commercial Mortgage Trust:
Series 2006-2, Class A2, 5.88%, 6/12/46 (b)		5,771	5,765,431
Series 2007-9, Class ASB, 5.64%, 9/12/49		25,000	26,123,425
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%, 7/15/30 (a)(b)		5,026	5,234,071
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		8,900	9,413,441
Series 2007-HQ11, Class A2, 5.36%, 2/12/44		12,631	12,687,609
Series 2007-HQ13, Class A1, 5.36%, 12/15/44		209	209,536
Morgan Stanley Reremic Trust (a):
Series 2009-IO, Class B, 2.50%, 7/17/56		6,500	5,200,000
Series 2010-GG10, Class A4A, 5.79%, 8/15/45 (b)		7,515	8,195,912
Series 2011-IO, Class A, 2.50%, 3/23/51		3,893	3,883,322
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.90%, 2/16/51 (a)(b)		14,233	15,786,034

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Titan Europe Plc, Series 2006-4FSX, Class A1, 4.86%, 9/03/14 (b)	GBP	1,706	$2,460,913
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.38%, 5/25/36 (a)(b)	USD	3,997	69,636
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class A2, 5.50%, 10/15/48		6,393	6,389,702
Series 2007-C33, Class A4, 5.90%, 2/15/51 (b)		9,310	9,804,575
			310,330,716
Total Non-Agency Mortgage-Backed Securities — 11.7%			455,070,147

Preferred Securities
Capital Trusts
Capital Markets — 0.1%
Credit Suisse Guernsey Ltd., 5.86% (b)(e)		4,401	3,454,785
Lehman Brothers Holdings Capital Trust VII, 5.86% (c)(d)(e)		1,888	189
State Street Capital Trust IV, 1.35%, 6/01/67 (b)		770	527,599
UBS Preferred Funding Trust V, 6.24% (b)(e)		645	478,912
			4,461,485
Commercial Banks — 0.4%
ABN AMRO North America Holding Preferred Capital Repackaging Trust I, 6.52% (a)(b)(e)		7,255	5,368,700
Barclays Bank Plc, 5.93% (a)(b)(e)		1,715	1,269,100
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		5,410	5,140,041
JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/01/37		2,060	2,067,486
Wachovia Capital Trust III, 5.57% (b)(e)		635	520,700
			14,366,027
Consumer Finance — 0.1%
Capital One Financial Corp. Capital V, 10.25%, 8/15/39		2,065	2,095,975
Insurance — 0.3%
Liberty Mutual Group, Inc., 10.75%, 6/15/58 (a)(b)		1,005	1,195,950
Lincoln National Corp., 6.05%, 4/20/67 (b)		3,110	2,519,100
Swiss Re Capital I LP, 6.85% (a)(b)(e)		6,125	5,570,565
XL Group Plc, Series E, 6.50% (b)(e)		4,290	3,367,650
			12,653,265
Total Capital Trusts — 0.9%			33,576,752

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, 8.25%, Series S I		110,000	209,000
Freddie Mac, 8.38% Series Z I		120,000	240,000
Total Preferred Stocks — 0.0%			449,000

See Notes to Financial Statements.

40	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Trust Preferreds	Shares		Value
Commercial Banks — 0.0%
SunTrust Capital VIII, 6.10%, 12/15/36 (b)		640,000	$633,600
Diversified Financial Services — 0.3%
Citigroup Capital XIII, 7.88%, 10/30/40 (b)(k)		115,585	3,014,674
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (b)(k)		444,700	8,000,354
			11,015,028
Total Trust Preferreds — 0.3%			11,648,628
Total Preferred Securities — 1.2%			45,674,380

Taxable Municipal Bonds	Par (000)
New York City Municipal Water Finance
Authority, RB, Second General Resolution, Series EE:
5.38%, 6/15/43	USD	4,410	4,934,261
5.50%, 6/15/43		5,285	5,999,267
Total Taxable Municipal Bonds — 0.3%			10,933,528

US Government Sponsored Agency Securities
Agency Obligations — 1.4%
Fannie Mae:
1.75%, 5/07/13		3,450	3,521,263
4.54%, 10/09/19 (f)(j)		13,295	10,108,813
6.63%, 11/15/30 (f)		1,450	2,155,022
Federal Home Loan Banks, 1.00%, 12/28/11 (f)		4,300	4,309,030
Freddie Mac:
2.13%, 3/23/12 (l)		2,000	2,018,116
2.13%, 9/21/12 (f)		4,500	4,579,772
2.50%, 4/23/14		6,100	6,404,018
4.38%, 7/17/15 (m)		7,950	8,980,400
4.88%, 6/13/18 (f)		4,300	5,142,465
3.75%, 3/27/19 (l)		3,650	4,123,452
			51,342,351
Collateralized Mortgage Obligations — 0.5%
Fannie Mae Mortgage-Backed Securities:
Series 2004-29, Class HC, 7.50%, 7/25/30		248	254,912
Series 2005-48, Class AR, 5.50%, 2/25/35		49	54,570
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		4,600	5,459,200
Freddie Mac Mortgage-Backed Securities:
Series 2825, Class VP, 5.50%, 6/15/15		934	1,005,516
Series 3068, Class VA, 5.50%, 10/15/16		3,724	3,749,709
Series K013, Class A2, 3.97%, 1/25/21 (b)		4,060	4,436,208
Ginnie Mae Mortgage-Backed Securities, Series 2009-63, Class AC, 4.18%, 1/16/38		4,350	4,625,907
			19,586,022
Interest Only Collateralized Mortgage Obligations — 0.6%
Fannie Mae Mortgage-Backed Securities:
Series 2011-55, Class SH, 6.33%, 6/25/41 (b)		64,641	9,661,474
Series 2010-149, Class SJ, 6.27%, 1/25/41 (b)		34,016	5,820,931
Freddie Mac Mortgage-Backed Securities (b):
Series 3443, Class SE, 5.50%, 3/15/37		34,199	3,982,644
Series 3869, Class SA, 6.32%, 5/15/41		38,346	4,987,579
			24,452,628

US Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities — 80.0%
Fannie Mae Mortgage-Backed Securities:
3.05%, 3/01/41 (b)	USD	4,536	$4,729,262
3.15%, 3/01/41 (b)		6,008	6,243,036
3.32%, 12/01/40 (b)		9,567	9,994,357
3.50%, 9/01/26 (n)		161,900	167,325,893
4.00%, 10/15/26 – 10/15/41 (f)(n)		428,142	452,432,280
4.50%, 10/15/41 (n)		911,116	968,577,364
5.00%, 10/15/41 (n)		421,046	453,249,384
5.01%, 8/01/38 (b)		8,699	9,320,205
5.50%, 10/15/41 (n)		224,933	244,737,165
5.57%, 10/01/38 (b)		68	73,240
6.00%, 12/01/38 (f)		21,114	23,460,653
6.50%, 10/01/39		46,409	51,461,749
Freddie Mac Mortgage-Backed Securities:
3.06%, 2/01/41 (b)		7,318	7,631,784
4.00%, 10/15/26 – 10/15/41 (n)		50,600	52,977,563
4.50%, 10/15/41 (n)		93,200	98,573,558
5.00%, 10/15/41 (n)		73,200	78,484,125
5.32%, 2/01/37 (b)		143	150,300
5.50%, 9/15/41 (n)		65,700	71,046,038
5.50%, 10/01/36 (b)		69	72,676
5.51%, 2/01/37 (b)		81	86,648
6.00%, 11/15/41 (n)		98,800	108,147,421
Ginnie Mae Mortgage-Backed Securities:
1.75%, 5/20/34 (b)		1,537	1,583,900
4.00%, 10/15/41 (n)		34,000	36,361,093
4.50%, 10/15/41 (n)		115,800	125,729,885
5.00%, 10/15/41 (n)		75,600	83,023,686
5.50%, 10/15/41 (n)		31,000	34,273,968
6.00%, 10/15/41 (n)		28,300	31,543,920
			3,121,291,153
Total US Government Sponsored Agency Securities — 82.5%			3,216,672,154

US Treasury Obligations
US Treasury Bonds, 1.75%, 1/15/28		12,467	14,442,780
US Treasury Inflation Indexed Bonds, 0.13%, 4/15/16		19,541	20,189,525
US Treasury Notes:
0.13%, 9/30/13		33,255	33,169,202
0.25%, 9/15/14 (m)		284,225	282,826,613
1.50%, 8/31/18 (m)		244,205	245,387,929
1.38%, 9/30/18		12,750	12,688,239
0.63%, 7/15/21		9,394	9,805,072
2.13%, 8/15/21 (m)		155,130	157,869,596
3.75%, 8/15/41 (m)		145,700	169,626,854
Total US Treasury Obligations — 24.3%			946,005,810
Total Long-Term Investments (Cost — $6,639,169,943) — 169.8%			6,619,860,762

Short-Term Securities	Shares
Money Market Funds — 5.3%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.09% (i)(o)		208,292,969	208,292,969

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	41

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Short-Term Securities	Par (000)		Value
Borrowed Bond Agreements — 7.1%
Barclays Bank Plc, NY:
0.45%	EUR	72,863	$97,617,523
0.05%	USD	2,619	2,618,750
0.05%		5,175	5,175,000
0.50%	EUR	3,417	4,578,344
0.05%	USD	2,925	2,925,000
0.05%		5,119	5,118,750
0.30%	EUR	3,486	4,669,939
0.05%	USD	5,350	5,350,000
0.45%	EUR	1,439	1,928,556
0.65%		3,140	4,207,049
0.15%		1,472	1,971,750
0.35%		1,469	1,967,744
0.05%	USD	5,938	5,937,500
0.05%		5,531	5,531,250
0.38%	EUR	2,509	3,361,097
0.05%	USD	8,456	8,456,250
0.05%		2,716	2,715,625
1.25%	EUR	8,871	11,884,548
Citigroup:
0.60%		32,717	43,832,981
0.25%		3,965	5,311,857
Credit Suisse, 0.15% (p)		1,558	2,086,828
Deutsche Bank AG, 0.82%	USD	39,889	39,889,025
UBS AG, 0.75% (p)	EUR	6,043	8,096,075
			275,231,441
Total Short-Term Securities (Cost — $488,695,037) — 12.4%			483,524,410

Options Purchased	Contracts
Exchange-Traded Call Options — 0.0%
10-Year US Treasury Note:
Strike Price USD 131.00, Expires 11/25/11	664	622,500
Strike Price USD 134.00, Expires 11/25/11	664	134,875
		757,375
Exchange-Traded Put Options — 0.1%
3-months Sterling Mid-Curve Future Option, Strike Price GBP 97.13, Expires 12/21/11	1,000	—
AMR Corp., Strike Price USD 3.00, Expires 11/19/11	3,350	127,300
Eurodollar 1-Year Mid-Curve Options, Strike Price USD 99.25, Expires 3/16/12	4,426	1,051,175
iShares Russell 2000 Index Fund, Strike Price USD 62.00, Expires 10/22/11	400	95,000
Morgan Stanley, Strike Price USD 14.00, Expires 10/22/11	700	113,750
PowerShares QQQ Trust, Series 1, Strike Price USD 53.00, Expires 10/22/11	500	127,750
S&P 500 Index Fund, Strike Price USD 116.00, Expires 10/22/11	800	472,400
		1,987,375

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Call Options — 0.0%
EUR Currency, Strike Price 7.60, Expires 3/13/12, Broker Bank of America NA	USD	56,500	$19,151
HKD Currency:
Strike Price USD 7.30, Expires 11/10/11, Broker Citibank NA	HKD	480,136	62
Strike Price USD 7.70, Expires 11/10/11, Broker HSBC Securities	USD	320,136	14,388
Strike Price USD 7.70, Expires 11/10/11, Broker HSBC Securities		160,000	7,191
USD Currency, Strike Price USD 1.31, Expires 11/18/11, Broker UBS AG		19,940	296,109
			336,901
Over-the-Counter Call Swaptions — 0.1%
Receive a fixed rate of 1.76% and pay a floating rate based on 3-month LIBOR, expires 1/26/12, Broker Deutsche Bank AG		105,800	2,336,487
Receive a fixed rate of 1.80% and pay a floating rate based on 3-month LIBOR, expires 6/11/12, Broker Bank of America NA		20,300	252,908
Receive a fixed rate of 3.15% and pay a floating rate based on 3-month LIBOR, expires 6/11/12, Broker Deutsche Bank AG		15,400	1,327,748
			3,917,143
Over-the-Counter Put Options — 0.3%
AUD Currency:
Strike Price USD 0.90, Expires 11/11/11, Broker Royal Bank of Scotland Plc	AUD	4,100	35,867
Strike Price USD 0.92, Expires 11/18/11, Broker Goldman Sachs Bank USA	USD	19,935	299,224
Strike Price USD 0.92, Expires 11/18/11, Broker UBS AG		9,970	149,650
CAD Currency:
Strike Price USD 1.07, Expires 11/10/11, Broker Royal Bank of Scotland Plc		5,650	59,269
Strike Price USD 1.07, Expires 11/18/11, Broker Goldman Sachs Bank USA		9,970	127,117
Strike Price USD 1.07, Expires 11/18/11, Broker UBS AG		4,985	63,509
EUR Currency:
Strike Price GBP 0.84, Expires 10/13/11, Broker Deutsche Bank AG	EUR	6,600	16,447
Strike Price GBP 0.86, Expires 10/14/11, Broker UBS AG		8,790	73,249
Strike Price USD 1.38, Expires 10/14/11, Broker UBS AG		5,275	227,069
Strike Price USD 1.41, Expires 11/16/11, Broker Deutsche Bank AG		121,065	9,134,925
Strike Price USD 1.31, Expires 11/18/11, Broker Goldman Sachs Bank USA		39,875	592,144
GBP Currency:
Strike Price USD 1.54, Expires 11/18/11, Broker Deutsche Bank AG	USD	62,070	772,771
Strike Price USD 1.54, Expires 11/18/11, Broker Goldman Sachs Bank USA		29,905	372,317
Strike Price USD 1.54, Expires 11/18/11, Broker UBS AG		14,955	186,190
			12,109,748

See Notes to Financial Statements.

42	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Options Purchased	Notional Amount (000)		Value
Over-the-Counter Put Swaptions — 0.0%
Pay a fixed rate of 2.30% and receive a floating rate based on 3-month LIBOR, expires 10/13/11, Broker BNP Paribas SA	USD	103,600	$10
Pay a fixed rate of 3.75% and receive a floating rate based on 3-month LIBOR, expires 10/24/2011, Broker Credit Suisse International		61,800	6
Pay a fixed rate of 1.76% and receive a floating rate based on 3-month LIBOR, expires 1/26/12, Broker Deutsche Bank AG		105,800	9,977
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expires 1/26/12, Broker Deutsche Bank AG		48,000	869
Pay a fixed rate of 2.50% and receive a floating rate based on 3-month LIBOR, expires 8/11/14, Broker Bank of America NA		64,000	559,757
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, expires 8/11/14, Broker Morgan Stanley & Co., Inc.		76,800	500,390
			1,071,009
Total Options Purchased (Cost — $13,250,577) — 0.5%			20,179,551
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $7,141,115,557*) — 182.7%			7,123,564,723

Borrowed Bonds	Par (000)
American Express Credit Corp., 2.75%, 9/15/15		5,000	(5,024,540)
Archer-Daniels-Midland Co., 4.48%, 3/01/21		5,000	(5,611,585)
BNP Paribas SA, 5.43%, 9/07/17	EUR	4,110	(5,303,737)
Belgium Government Bond, 4.25%, 9/28/21		14,635	(20,563,876)
France Government Bond OAT:
3.75%, 4/25/17		29,310	(42,990,681)
3.25%, 10/25/21		67,000	(94,736,123)
General Electric Capital Corp., 2.95%, 5/09/16	USD	5,000	(5,011,030)
General Mills, Inc., 5.65%, 2/15/19		5,000	(5,920,615)
KBC Internationale Financieringsmaatschappij NV, 5.00%, 3/16/16	EUR	3,650	(4,833,289)
Portugal Obrigacoes do Tesouro OT, 4.20%, 10/15/16		1,700	(1,536,907)
Société Générale SFH, 3.25%, 6/06/2016		3,400	(3,442,092)
Société Générale SA, 6.13%, 8/20/18		4,850	(6,053,767)
Time Warner, Inc.:
3.15%, 7/15/15	USD	2,500	(2,585,775)
4.75%, 3/29/21		2,500	(2,624,995)
UniCredit SpA, 3.95%, 2/01/16	EUR	1,550	(1,665,368)
US Treasury Note, 1.00%, 8/31/16	USD	39,740	(39,839,350)
Viacom, Inc.:
6.25%, 4/30/16		2,500	(2,879,290)
4.50%, 3/01/21		2,500	(2,571,798)
Waste Management, Inc., 4.75%, 6/30/20		5,000	(5,436,070)
Wells Fargo & Co., 3.68%, 6/15/16		5,000	(5,203,130)
Total Borrowed Bonds (Proceeds — $266,865,335) — (6.8)%			(263,834,018)

TBA Sale Commitments (n)	Par (000)		Value
Fannie Mae Mortgage-Backed Securities:
3.50%, 9/15/26	USD	21,000	$(21,956,231)
4.00%, 10/15/26 – 10/15/41		406,200	(426,426,750)
5.00%, 8/15/41		2,001	(2,156,976)
4.50%, 9/15/41		10,200	(10,831,377)
5.00%, 9/15/41		5,000	(5,379,553)
3.50%, 10/15/41		51,800	(53,216,409)
4.50%, 10/15/41		541,800	(574,731,254)
5.00%, 10/15/41		425,100	(457,248,187)
5.50%, 10/15/41		155,100	(168,307,727)
6.50%, 10/15/41		5,600	(6,172,250)
Freddie Mac Mortgage-Backed Securities:
5.50%, 9/15/41		5,500	(5,945,351)
6.00%, 10/15/41		49,400	(54,116,168)
Ginnie Mae Mortgage-Backed Securities, 4.50%, 9/15/41		18,500	(20,131,311)
Total TBA Sale Commitments (Proceeds — $1,807,719,467) — (46.3)%			(1,806,619,544)

Options Written	Contracts
Exchange-Traded Call Options — (0.0)%
10-Year US Treasury Note:
Strike Price USD 132.00, Expires 11/25/11	664	(394,250)
Strike Price USD 133.00, Expires 11/25/11	664	(228,250)
		(622,500)

	Notional Amount (000)
Over-the-Counter Call Options — (0.0)%
CAD Currency, Strike Price USD 1.07, Expires 11/11/11, Broker Goldman Sachs Bank	USD	5,650	(60,512)
HKD Currency:
Strike Price USD 7.30, Expires 11/10/11, Broker HSBC Securities		320,136	(41)
Strike Price USD 7.30, Expires 11/10/11, Broker HSBC Securities		160,000	(21)
Strike Price USD 7.70, Expires 11/10/11, Broker Citibank NA		480,136	(21,579)
			(82,153)
Over-the-Counter Call Swaptions — (0.8)%
Pay a fixed rate of 2.75% and receive a floating rate based on 3-month LIBOR, expires 11/30/11, Broker Bank of America NA		26,500	(1,507,967)
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month LIBOR, expires 11/30/11, Broker Citibank NA		53,100	(3,691,310)
Pay a return based on the return of Dow Jones CDX North America High Yield Index Series 16 and receive fixed rate of 5.00%, Expires 12/21/11, Broker BNP Paribas		20,000	(115,669)
Pay a fixed rate of 3.00% and receive a floating rate based on 3-month LIBOR, expires 12/29/11, Broker UBS AG		27,300	(2,106,536)
Pay a fixed rate of 2.08% and receive a floating rate based on 3-month LIBOR, expires 2/07/12, Broker Goldman Sachs Bank USA		96,300	(2,731,809)
Pay a fixed rate of 4.03% and receive a floating rate based on 3-month LIBOR, expires 4/16/12, Broker UBS AG		54,000	(8,762,769)

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	43

Schedule of Investments (continued)	Master Total Return Portfolio
(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value
Over-the-Counter Call Swaptions (concluded)
Pay a fixed rate of 3.93% and receive a floating rate based on 3-month LIBOR, expires 4/27/12, Broker UBS AG	USD	19,900	$(3,022,434)
Pay a fixed rate of 2.65% and receive a floating rate based on 3-month LIBOR, expires 6/11/12, Broker Deutsche Bank AG		15,400	(790,567)
Pay a fixed rate of 2.90% and receive a floating rate based on 3-month LIBOR, expires 6/11/12, Broker Deutsche Bank AG		15,400	(1,046,273)
Pay a fixed rate of 3.26% and receive a floating rate based on 3-month LIBOR, expires 7/22/13, Broker Barclays Bank Plc		3,900	(250,709)
Pay a fixed rate of 2.02% and receive a floating rate based on 3-month LIBOR, expires 9/23/13, Broker Citibank NA		14,500	(298,736)
Pay a fixed rate of 3.90% and receive a floating rate based on 3-month LIBOR, expires 6/09/14, Broker Royal Bank of Scotland Plc		65,900	(5,120,015)
Pay a fixed rate of 3.96% and receive a floating rate based on 3-month LIBOR, expires 6/09/14, Broker Royal Bank of Scotland Plc		23,000	(1,847,480)
			(31,292,274)
Over-the-Counter Put Options — (0.1)%
AUD Currency, Strike Price USD 0.90, Expires 11/11/11, Broker Deutsche Bank AG		4,100	(35,867)
EUR Currency, Strike Price USD 1.36, Expires 11/16/11, Broker Deutsche Bank AG		121,065	(4,932,405)
			(4,968,272)
Over-the-Counter Put Swaptions — (0.1)%
Receive a fixed rate of 2.05% and pay a floating rate based on 3-month LIBOR, expires 10/24/11, Broker Citibank NA		27,700	(111)
Receive a fixed rate of 2.05% and pay a floating rate based on 3-month LIBOR, expires 10/24/11, Broker JPMorgan Chase Bank NA		37,700	(151)
Receive a fixed rate of 1.15% and pay a floating rate based on 3-month LIBOR, expires 11/30/11, Broker Bank of America NA		68,300	(4,904)
Receive a fixed rate of 3.75% and pay a floating rate based on 3-month LIBOR, expires 11/30/11, Broker Bank of America NA		26,500	(1,407)
Receive a fixed rate of 3.95% and pay a floating rate based on 3-month LIBOR, expires 11/30/11, Broker Citibank NA		53,100	(1,184)
Receive a return based on the return of Dow Jones CDX North America High Yield Index Series 16 and pay fixed rate of 5.00%, Expires 12/21/11, Broker BNP Paribas		20,000	(368,900)
Receive a fixed rate of 4.00% and pay a floating rate based on 3-month LIBOR, expires 12/29/11, Broker UBS AG		27,300	(3,314)

Options Written		Notional Amount (000)	Value
Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 2.08% and pay a floating rate based on 3-month LIBOR, expires 2/07/12, Broker Goldman Sachs Bank USA	USD	96,300	$(6,914)
Receive a fixed rate of 4.03% and pay a floating rate based on 3-month LIBOR, expires 4/16/12, Broker UBS AG		54,000	(79,407)
Receive a fixed rate of 3.93% and pay a floating rate based on 3-month LIBOR, expires 4/27/12, Broker UBS AG		19,900	(40,747)
Receive a fixed rate of 3.26% and pay a floating rate based on 3-month LIBOR, expires 7/22/13, Broker Barclays Bank Plc		3,900	(34,716)
Receive a fixed rate of 2.02% and pay a floating rate based on 3-month LIBOR, expires 9/23/13, Broker Citibank NA		14,500	(404,214)
Receive a fixed rate of 3.90% and pay a floating rate based on 3-month LIBOR, expires 6/09/14, Broker Royal Bank of Scotland Plc		65,900	(805,845)
Receive a fixed rate of 3.96% and pay a floating rate based on 3-month LIBOR, expires 6/09/14, Broker Royal Bank of Scotland Plc		23,000	(269,963)
			(2,021,777)

Total Options Written (Premiums Received — $19,635,774) — (1.0)%	(38,986,976)
Total Investments, Net of TBA Sale Commitments, Options Written and Borrowed Bonds — 128.6%	5,014,124,185

Liabilities in Excess of Other Assets — (28.6)%	(1,114,760,116)

Net Assets — 100.0%	$3,899,364,069

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2011, as computed for federal income tax purposes, were as follows:

Aggregate Cost	$7,145,348,433
Gross unrealized appreciation	$99,750,075
Gross unrealized depreciation	(121,533,785)
Net unrealized depreciation	$(21,783,710)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	All or a portion of security has been pledged as collateral in connection with swaps.

(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(h)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.

See Notes to Financial Statements.

44	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Total Return Portfolio

(i)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Par/Shares Held at September 30, 2010	Par/Shares Purchased		Par/Shares Sold	Par/Shares Held at September 30, 2011	Value at September 30, 2011	Realized Loss	Income
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.24%, 12/25/2035	$9,158	—		$(60)	$9,098	$9,098	—	$556
BlackRock Liquidity Funds, TempFund, Institutional Class	20,883,348	187,409,621	[1]	—	208,292,969	$208,292,969	—	$46,512
iShares JPMorgan USD Emerging Markets Bond Fund	145,000	—		(30,500)	114,500	$12,071,735	$(399,552)	$661,079

[1] Represents net shares purchased.

(j)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(k)	Convertible security.

(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(m)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.

(n)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of September 30, 2011 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America NA	$(43,171,800)	$(293,370)
Barclays Capital	$(63,151,895)	$68,603
BNP Paribas	$60,190,419	$(345,222)
Citigroup Global Markets, Inc.	$59,556,316	$(506,989)
Credit Suisse Securities LLC	$83,844,026	$(74,307)
Daiwa Securities Group	$(12,047,000)	—
Deutsche Bank Securities, Inc.	$(64,385,240)	$(953,243)
Goldman Sachs & Co.	$3,992,207	$(815,077)
JPMorgan Securities, Ltd.	$(58,524,280)	$(670,976)
Morgan Stanley Capital Services, Inc.	$131,656,126	$(129,902)
Nomura Securities International, Inc.	$241,509,499	$794,548
RBS Securities, Inc.	$38,412,831	$146,034
UBS Securities	$62,388,425	$1,325

(o)	Represents the current yield as of report date.

(p)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

•	Reverse repurchase agreements outstanding as of September 30, 2011 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Net Closing Amount	Face Amount
BNP Paribas	0.17%	5/11/11	Open	$8,924,569	$8,923,875
BNP Paribas	(0.06)%	9/30/11	10/03/11	157,105,352	157,106,138
Credit Suisse Securities (USA) LLC	0.00%	9/30/11	10/03/11	110,065,750	110,065,750
Credit Suisse Securities (USA) LLC	(0.02)%	9/30/11	10/03/11	282,803,404	282,803,875
Credit Suisse Securities (USA) LLC	0.20%	9/30/11	10/03/11	120,752,013	120,750,000
Bank of America	(0.10)%	8/31/11	11/15/11	54,368,977	54,380,306
Total				$734,020,065	$734,029,944

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

•	Financial futures contracts purchased as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1,764	10-Year US Treasury Note	Chicago Mercantile	December 2011	$229,460,840	$24,535
1,734	2-Year US Treasury Note	Chicago Mercantile	December 2011	$382,298,206	(465,985)
961	30-Year US Treasury Bond	Chicago Board of Trade	December 2011	$136,802,439	260,186
31	90-Day Euro-Dollar Future	Chicago Mercantile	June 2013	$7,642,087	55,988
40	90-Day Euro-Dollar Future	Chicago Mercantile	December 2012	$9,931,610	9,890
46	90-Day Euro-Dollar Future	Chicago Mercantile	September 2012	$11,421,713	11,586
79	90-Day Euro-Dollar Future	Chicago Mercantile	December 2013	$19,186,683	376,680
122	90-Day Euro-Dollar Future	Chicago Mercantile	September 2013	$29,683,498	578,602
14	Euro Currency Future	Chicago Mercantile	December 2011	$2,353,483	(5,859)
14	U.K. Long Gilt Bond	London	December 2011	$2,861,532	(23,641)
17	USD Index Currency	Chicago Mercantile	December 2011	$1,343,628	647
Total					$822,629

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	45

Schedule of Investments (continued)	Master Total Return Portfolio

•	Financial futures contracts sold as of September 30, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
2,515	5-Year US Treasury Note	Chicago Board of Trade	December 2011	$308,131,903	$83,700
40	Ultra Long US Treasury Bond	Chicago Board of Trade	December 2011	$6,211,184	(133,816)
73	90-Day Euro-Dollar Future	Chicago Mercantile	December 2011	$18,156,737	3,462
97	90-Day Euro-Dollar Future	Chicago Mercantile	March 2012	$24,120,094	13,169
23	90-Day Euro-Dollar Future	Chicago Mercantile	March 2013	$5,716,574	1,074
65	90-Day Euro-Dollar Future	Chicago Mercantile	March 2014	$16,072,296	1,859
74	90-Day Euro-Dollar Future	Chicago Mercantile	June 2014	$18,262,872	597
49	90-Day Euro-Dollar Future	Chicago Mercantile	September 2014	$12,067,415	(1,897)
22	Australian Dollar Future	Chicago Mercantile	December 2011	$2,163,489	49,069
202	Euro BOBL	Eurex	December 2011	$33,087,518	35,541
184	Euro-Bund Future	Eurex	December 2011	$33,478,016	(168,676)
29	Euro BUXL Future	Eurex	December 2011	$4,656,847	(139,136)
9	Japanese Yen Future	Chicago Mercantile	December 2011	$1,472,048	11,010
320	S&P 500 EMini Index Future	Chicago Mercantile	December 2011	$18,674,023	658,023
Total					$413,979

•	Foreign currency exchange contracts as of September 30, 2011 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,650,000	USD	2,235,588	Citibank NA	10/03/11	$(25,001)
CAD	316,000	USD	321,010	Royal Bank of Scotland Plc	10/07/11	(19,484)
GBP	19,110,000	USD	29,811,581	Citibank NA	10/07/11	(12,322)
USD	203,278	CAD	201,000	Citibank NA	10/07/11	11,485
USD	30,572,788	GBP	19,133,500	Royal Bank Scotland Plc	10/07/11	736,884
NZD	1,836,423	USD	1,485,070	Royal Bank of Scotland Plc	10/11/11	(85,761)
NZD	174,492	USD	139,571	Royal Bank of Scotland Plc	10/11/11	(6,612)
USD	1,653,370	NZD	2,011,000	Deutsche Bank AG	10/11/11	121,038

Foreign currency exchange contracts as of September 30, 2011 were as follows (continued):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	12,767,000	CAD	12,894,670	UBS AG	10/26/11	$23,879
CAD	13,002,206	AUD	12,767,000	Citibank NA	10/26/11	78,683
EUR	11,110,000	USD	15,420,247	Citibank NA	10/26/11	(538,070)
EUR	19,000,000	USD	26,390,734	Royal Bank of Scotland Plc	10/26/11	(939,667)
USD	2,235,026	EUR	1,650,000	Citibank NA	10/26/11	24,801
USD	503,895	EUR	350,000	Citibank NA	10/26/11	35,060
USD	1,630,740	EUR	1,130,000	Citibank NA	10/26/11	117,072
USD	4,177,728	EUR	2,921,000	Citibank NA	10/26/11	264,962
USD	9,421,404	EUR	6,511,000	Citibank NA	10/26/11	699,725
USD	101,523,277	EUR	70,818,500	Citibank NA	10/26/11	6,659,784
USD	7,885,882	EUR	5,850,000	Deutsche Bank AG	10/26/11	49,632
USD	19,200,227	EUR	13,500,000	Deutsche Bank AG	10/26/11	1,116,574
USD	11,613,426	EUR	8,429,000	Royal Bank of Scotland Plc	10/26/11	322,529
USD	3,483,746	EUR	2,576,000	UBS AG	10/26/11	33,118
EUR	1,075,063	CAD	1,500,000	Citibank NA	11/02/11	9,626
EUR	3,300,000	USD	4,488,112	UBS AG	11/02/11	(67,895)
NZD	3,650,000	USD	2,846,018	Royal Bank of Scotland Plc	11/02/11	(69,109)
USD	2,345,038	SEK	15,900,000	Citibank NA	11/02/11	31,199
HKD	63,460,000	USD	8,148,015	Citibank NA	11/10/11	4,619
HKD	41,696,563	USD	5,365,221	HSBC Bank	11/10/11	(8,510)
HKD	94,530,000	USD	12,146,638	HSBC Bank	11/10/11	(2,476)
USD	5,375,000	HKD	41,696,563	HSBC Bank	11/10/11	18,290
USD	14,276,000	HKD	110,725,084	HSBC Bank	11/10/11	51,274
CNY	65,050,000	USD	10,248,129	Goldman Sachs International	11/15/11	(56,911)
SGD	6,431,571	USD	5,360,000	Deutsche	11/18/11	(442,156)
				Bank AG
USD	5,360,000	EUR	3,725,580	Deutsche	11/18/11	370,028
				Bank AG
PHP	226,728,000	USD	5,360,000	Royal Bank of Scotland Plc	11/18/11	(187,219)
CZK	265,010,337	EUR	10,865,354	UBS AG	11/21/11	(163,431)
CZK	16,565,880	GBP	600,000	UBS AG	11/21/11	(35,726)
CZK	14,519,630	NOK	4,705,000	Citibank NA	11/21/11	(11,267)
EUR	5,339,222	GBP	4,668,883	Barclays Bank Plc	11/21/11	(126,080)
EUR	5,526,133	NOK	44,071,919	Royal Bank of Scotland Plc	11/21/11	(88,733)
GBP	5,365,000	CZK	150,269,036	Deutsche Bank AG	11/21/11	203,118
NOK	46,430,000	CZK	141,347,453	State Street Bank	11/21/11	216,278
NOK	2,346,919	GBP	264,031	UBS AG	11/21/11	(12,667)
EUR	8,688,545	USD	11,856,562	Citibank NA	11/22/11	(219,435)
EUR	8,770,000	USD	12,193,808	UBS AG	11/22/11	(447,583)

See Notes to Financial Statements.

46	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Total Return Portfolio

Foreign currency exchange contracts as of September 30, 2011 were as follows (concluded):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	5,264,817	USD	8,350,000	Morgan Stanley Capital Services, Inc.	11/22/11	$(143,943)
GBP	5,538,364	USD	8,770,000	UBS AG	11/22/11	(137,576)
USD	11,768,200	EUR	8,688,545	Citibank NA	11/22/11	131,072
USD	11,919,903	EUR	8,770,000	Deutsche Bank AG	11/22/11	173,678
USD	8,350,000	GBP	5,355,551	Citibank NA	11/22/11	2,521
USD	8,770,000	GBP	5,615,316	Deutsche Bank AG	11/22/11	17,636
EUR	9,162,832	HUF	2,504,187,325	Deutsche Bank AG	11/25/11	886,375
HUF	562,134,645	EUR	2,048,969	Citibank NA	11/25/11	(188,412)
HUF	1,921,177,736	PLN	27,883,000	Citibank NA	11/25/11	362,270
PLN	28,285,643	EUR	7,113,863	UBS AG	11/25/11	(1,034,238)
CZK	34,558,000	HUF	386,524,318	UBS AG	11/28/11	119,685
CNY	65,050,000	USD	10,296,795	Goldman Sachs International	2/15/12	(86,747)
HUF	388,639,268	CZK	34,558,000	Citibank NA	11/28/11	(110,072)
USD	29,782,935	GBP	19,110,000	Citibank NA	1/18/12	12,572
Total						$7,638,364

•	Credit default swaps on single-name issues — buy protection outstanding as of September 30, 2011 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	USD	5,100	$1,199,891
MGIC Investment Corp.	5.00%	Goldman Sachs International	6/20/13	USD	1,500	333,119
Radian Group, Inc.	5.00%	Goldman Sachs International	6/20/13	USD	1,500	382,216
Eastman Chemical Co.	0.68%	Morgan Stanley Capital Services, Inc.	9/20/13	USD	3,800	(11,076)
Hellenic Telecom- munications	5.00%	JPMorgan Chase Bank NA	3/20/15	EUR	2,725	(212,107)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	USD	13,350	4,397,336
Hellenic Republic Government Bond	1.00%	Credit Suisse Securities (USA) LLC	3/20/16	USD	655	244,048
Beazer Homes USA, Inc.	5.00%	Bank of America NA	6/20/16	USD	1,000	281,341
Portugal Government Bond	1.00%	Deutsche Bank AG	6/20/16	USD	2,200	275,665
Assured Guaranty Corp.	5.00%	Barclays Bank Plc	9/20/16	USD	1,200	(15,095)
Assured Guaranty Corp.	5.00%	Barclays Bank Plc	9/20/16	USD	800	5,494

Credit default swaps on single-name issues — buy protection outstanding as of September 30, 2011 were as follows (continued):

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
MGM Resorts International	5.00%	Barclays Bank Plc	9/20/16	USD	2,000	$(33,099)
Intesa Sanpaolo SpA	3.00%	BNP Paribas	9/20/16	EUR	1,100	230,576
Banco Bilbao Vizcaya	1.00%	Citibank NA	9/20/16	EUR	5,000	141,681
Argentina SA
Banco Bilbao Vizcaya Argentina SA	3.00%	Citibank NA	9/20/16	EUR	2,000	117,920
Hellenic Republic Government Bond	1.00%	Citibank NA	9/20/16	USD	1,965	760,952
Hellenic Republic Government Bond	1.00%	Citibank NA	9/20/16	USD	1,965	747,109
The PMI Group, Inc.	5.00%	Citibank NA	9/20/16	USD	6,017	3,332,138
CBS Corp.	1.00%	Credit Suisse Securities (USA) LLC	9/20/16	USD	4,000	(6,642)
Royal Bank of Scotland	1.00%	Credit Suisse Securities (USA) LLC	9/20/16	EUR	2,200	172,121
Banco Bilbao Vizcaya Argentaria SA	3.00%	Deutsche Bank AG	9/20/16	EUR	2,200	144,675
Munich Re Group	1.00%	Deutsche Bank AG	9/20/16	EUR	2,950	29,041
News America, Inc.	1.00%	JPMorgan Chase Bank NA	9/20/16	USD	4,550	25,706
Textron Financial Corp.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	USD	4,000	(60,459)
Banco Bilbao Vizcaya Argentaria SA	5.00%	Bank of America NA	12/20/16	EUR	3,000	654,465
Adecco SA	1.00%	Barclays Bank Plc	12/20/16	EUR	4,000	29,802
Henkel AG & Co. KGaA	1.00%	Barclays Bank Plc	12/20/16	EUR	1,950	10,704
Koninklijke Philips Electronics NV	1.00%	Barclays Bank Plc	12/20/16	EUR	5,000	53,622
The New York Times Co.	1.00%	Barclays Bank Plc	12/20/16	USD	20,100	1,273,918
Banco Bilbao Vizcaya Argentaria SA	5.00%	BNP Paribas	12/20/16	EUR	1,750	11,350
Koninklijke Philips Electronics NV	1.00%	BNP Paribas	12/20/16	EUR	4,250	27,245
PostNL NV	1.00%	BNP Paribas	12/20/16	EUR	3,500	6,467
Xstrata Plc	1.00%	BNP Paribas	12/20/16	EUR	1,350	60,168
British Telecom- munications Plc	1.00%	Citibank NA	12/20/16	EUR	2,900	12,321
Peugeot SA	1.00%	Citibank NA	12/20/16	EUR	6,000	(81,470)
Xstrata Plc	1.00%	Credit Suisse Securities (USA) LLC	12/20/16	EUR	2,520	115,795

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	47

Schedule of Investments (continued)	Master Total Return Portfolio

Credit default swaps on single-name issues — buy protection outstanding as of September 30, 2011 were as follows (concluded):

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Credit Agricole SA	5.00%	Deutsche Bank AG	12/20/16	EUR	4,750	$69,759
Diageo Plc	1.00%	Deutsche Bank AG	12/20/16	EUR	3,650	7,851
JPMorgan Chase & Co.	1.00%	Deutsche Bank AG	12/20/16	USD	9,770	(12,554)
Suedzucker AG	1.00%	Deutsche Bank AG	12/20/16	EUR	1,289	2,657
Bertelsmann AG	1.00%	Goldman Sachs International	12/20/16	EUR	4,000	6,705
Akzo Nobel NV	1.00%	Goldman Sachs International	12/20/16	EUR	3,000	51,805
Gas Natural	1.00%	JPMorgan	12/20/16	EUR	3,650	(23,775)
SDG SA		Chase Bank NA
Iberdrola SA	1.00%	JPMorgan Chase Bank NA	12/20/16	EUR	3,650	(3,461)
Saint-Gobain	1.00%	JPMorgan	12/20/16	EUR	4,000	(31,967)
Nederland BV		Chase Bank NA
WPP 2005 Ltd.	1.00%	JPMorgan Chase Bank NA	12/20/16	EUR	2,000	(12,724)
Wolters Kluwer NV	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	EUR	2,000	(225)
Total						$14,711,009

•	Credit default swaps on single-name issues — sold protection outstanding as of September 30, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	BBB+	USD	12,610	$(26,395)
MBIA Insurance Corp.	5.00%	Citibank NA	6/20/12	B–	USD	5,000	(536,353)
AMR Corp.	5.00%	Barclays Bank Plc	6/20/13	B–	USD	700	(165,613)
AMR Corp.	5.00%	Barclays Bank Plc	6/20/13	B–	USD	2,500	(600,252)
AMR Corp.	5.00%	Barclays Bank Plc	6/20/13	B–	USD	2,500	(595,034)
MBIA Insurance Corp.	5.00%	Deutsche Bank AG	6/20/13	B–	USD	5,000	(1,057,646)
Beazer Homes USA, Inc.	5.00%	Bank of America NA	6/20/14	B–	USD	1,375	(329,633)
Assured Guaranty Corp.	5.00%	Citibank NA	6/20/14	AA+	USD	7,500	(1,352,917)
McClatchy Co.	5.00%	Bank of America NA	9/20/14	B–	USD	2,000	(491,850)
McClatchy Co.	5.00%	Deutsche Bank AG	9/20/14	B–	USD	2,000	(496,118)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/14	AA+	USD	1,560	(14,737)

Credit default swaps on single-name issues — sold protection outstanding as of September 30, 2011 were as follows (continued):

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/14	AA+	USD	38	$63
Boyd Gaming Corp.	5.00%	Morgan Stanley Capital Services, Inc.	12/20/14	B	USD	2,000	(294,069)
Assured Guaranty Corp.	5.00%	Citibank NA	3/20/15	AA+	USD	160	282
AK Steel Corp.	5.00%	BNP Paribas	6/20/15	BB	USD	750	(124,691)
AK Steel Corp.	5.00%	BNP Paribas	6/20/15	BB	USD	1,500	(238,422)
Boyd Gaming Corp.	5.00%	Credit Suisse Securities (USA) LLC	12/20/15	B	USD	2,000	(327,448)
Royal Caribbean Cruises Ltd.	5.00%	Credit Suisse Securities (USA) LLC	6/20/16	BB	USD	1,250	(165,885)
Advanced Micro Devices, Inc.	5.00%	Goldman Sachs International	6/20/16	B+	USD	5,000	(498,988)
Assured Guaranty Corp.	5.00%	Goldman Sachs International	6/20/16	AA+	USD	2,750	(575,505)
ARAMARK Corp.	5.00%	JPMorgan Chase Bank NA	6/20/16	B+	USD	1,850	(91,855)
MetLife, Inc.	1.00%	Bank of America NA	9/20/16	A–	USD	30	(731)
Banca Monte dei Paschi di Siena SpA	3.00%	BNP Paribas	9/20/16	BBB+	EUR	2,000	(249,760)
Landesbank Hessen- ThÜringen	1.00%	BNP Paribas	9/20/16	AA+	EUR	1,200	(71,793)
UniCredit SpA	3.00%	BNP Paribas	9/20/16	A	EUR	1,100	(209,465)
Lincoln National Corp.	1.00%	Credit Suisse Securities (USA) LLC	9/20/16	A–	USD	3,595	(60,079)
Lincoln	1.00%	Credit Suisse	9/20/16	A–	USD	2,105	(46,013)
National Corp.		Securities (USA) LLC
Lloyds TSB	1.00%	Credit Suisse	9/20/16	A+	EUR	2,200	(130,643)
Bank Plc		Securities (USA) LLC
MetLife, Inc.	1.00%	Credit Suisse Securities	9/20/16	A–	USD	1,055	(17,259)
		(USA) LLC
Prudential	1.00%	Credit Suisse	9/20/16	A	USD	4,000	(66,558)
Financial, Inc.		Securities (USA) LLC
Banca Monte dei Paschi di Siena SpA	5.00%	Deutsche Bank AG	9/20/16	BBB+	EUR	2,200	(317,409)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A–	USD	3,680	(88,860)
Swiss Re Capital I LP	1.00%	Deutsche Bank AG	9/20/16	AA–	EUR	2,950	(40,088)

See Notes to Financial Statements.

48	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Total Return Portfolio

Credit default swaps on single-name issues — sold protection outstanding as of September 30, 2011 were as follows (concluded):

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation (Depreciation)
MetLife, Inc.	1.00%	Goldman Sachs International	9/20/16	A–	USD	2,825	$(74,544)
Banca Monte dei Paschi di Siena SpA	3.00%	JPMorgan Chase Bank NA	9/20/16	BBB+	EUR	2,200	(437,125)
Lincoln National Corp.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A–	USD	880	(19,899)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A–	USD	2,770	(95,836)
MetLife, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	9/20/16	A–	USD	4,580	(117,982)
Prudential	1.00%	Morgan	9/20/16	A	USD	2,165	(36,024)
Financial, Inc.		Stanley Capital Services, Inc.
Prudential	1.00%	Morgan	9/20/16	A	USD	1,310	(26,331)
Financial, Inc.		Stanley Capital Services, Inc.
BASF SE	1.00%	Barclays Bank Plc	12/20/16	A+	EUR	2,125	(39,449)
Siemens	1.00%	Barclays	12/20/16	A+	EUR	5,000	(29,869)
Financiering		Bank Plc
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/16	AA+	USD	2,353	(33,440)
Glencore International AG	1.00%	Credit Suisse Securities (USA LLC)	12/20/16	BBB	EUR	2,700	(134,996)
BNP Paribas	5.00%	Deutsche Bank AG	12/20/16	AA–	EUR	4,750	(55,998)
E.ON AG	1.00%	Deutsche Bank AG	12/20/16	A	EUR	1,289	(3,812)
Heineken NV	1.00%	Deutsche Bank AG	12/20/16	A–	EUR	3,650	(10,325)
Tesco Plc	1.00%	Goldman Sachs International	12/20/16	A–	EUR	3,500	8,958
Anheuser- Busch InBev NV	1.00%	JPMorgan Chase Bank NA	12/20/16	A–	EUR	3,250	(14,902)
Deutsche Telekom AG	1.00%	JPMorgan Chase Bank NA	12/20/16	BBB+	EUR	2,900	(18,386)
E.ON AG	1.00%	JPMorgan Chase Bank NA	12/20/16	A	EUR	3,250	(3,190)
Pernod	1.00%	JPMorgan	12/20/16	BBB–	EUR	2,750	1,381
Ricard SA		Chase Bank NA
Telefonica SA	1.00%	JPMorgan Chase Bank NA	12/20/16	BBB+	EUR	7,300	84,233
Total							$(10,339,260)

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Master Portfolio may pay should a negative event take place as defined under the terms of agreement.

• Credit default swaps on traded indexes — buy protection outstanding as of September 30, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
iTraxx — Europe	1.00%	Barclays Bank Plc	12/20/15	EUR	2,200	$245,918
Sub Financial
Index Series 14
iTraxx — Europe	1.00%	Credit Suisse	12/20/15	EUR	2,000	189,366
Sub Financial		Securities
Index Series 14		(USA) LLC
Dow Jones CDX	5.00%	Morgan	12/20/15	USD	10,740	539,600
Emerging Markets		Stanley Capital
Series 14		Services, Inc.
Dow Jones CDX	5.00%	Barclays Bank Plc	6/20/16	USD	60,000	2,406,865
North America
High Yield Index
Series 16
Dow Jones CDX	5.00%	Citibank NA	6/20/16	USD	7,500	20,879
North America
High Yield Index
Series 16
Dow Jones CDX	5.00%	Citibank NA	6/20/16	USD	2,500	8,513
North America
High Yield Index
Series 16
Dow Jones CDX	1.00%	Credit Suisse	6/20/16	USD	25,000	273,726
North America		Securities
Investment Grade		(USA) LLC
Index Series 16
Dow Jones CDX	5.00%	Credit Suisse	6/20/16	USD	500	10,645
North America		Securities
High Yield Index		(USA) LLC
Series 16
Dow Jones CDX	1.00%	Credit Suisse	6/20/16	USD	7,920	39,875
North America		Securities
Investment		(USA) LLC
Grade Series 16
iTraxx — Europe	1.00%	Credit Suisse	6/20/16	EUR	3,000	298,663
Sub Financial		Securities
Index Series 15		(USA) LLC
iTraxx — Europe	5.00%	Credit Suisse	6/20/16	EUR	2,950	496,502
Sub Financial		Securities
Index Series 15		(USA) LLC
Dow Jones CDX	1.00%	Goldman Sachs	6/20/16	USD	6,508	62,582
North America		International
Investment Grade
Index Series 16
Dow Jones CDX	1.00%	Goldman Sachs	6/20/16	USD	10,000	60,332
North America		International
Investment Grade
Index Series 16
Dow Jones CDX	1.00%	JPMorgan	6/20/16	USD	5,000	14,263
North America		Chase Bank NA
Investment Grade
Index Series 16
Dow Jones CDX	1.00%	JPMorgan	6/20/16	USD	7,920	57,423
North America		Chase Bank NA
Investment Grade
Series 16

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	49

Schedule of Investments (continued)	Master Total Return Portfolio

            Credit default swaps on traded indexes — buy protection outstanding as of September 30, 2011 were as follows (concluded):

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Dow Jones CDX North America Investment Grade Index Series 16	1.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD	75,000	$754,510
Dow Jones CDX North America High Yield Index Series 16	5.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD	5,000	112,910
Dow Jones CDX North America High Yield Index Series 16	5.00%	Morgan Stanley Capital Services, Inc.	6/20/16	USD	2,000	125,304
iTraxx — Europe Sub Financial Index Series 15	5.00%	Morgan Stanley Capital Services, Inc.	6/20/16	EUR	1,900	124,913
iTraxx — Europe Sub Financial Index Series 15	5.00%	UBS AG	6/20/16	EUR	605	84,942
iTraxx — Europe Sub Financial Index Series 16	5.00%	BNP Paribas	12/20/16	EUR	10,400	232,809
Dow Jones CDX North America High Yield Index Series 17	5.00%	Credit Suisse Securities (USA) LLC	12/20/16	USD	5,000	104,172
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Credit Suisse Securities (USA) LLC	12/20/16	USD	25,640	13,730
Dow Jones CDX North America High Yield Index Series 17	5.00%	Morgan Stanley Capital Services, Inc.	12/20/16	USD	10,840	184,696
Dow Jones CDX North America Investment Grade Index Series 17	1.00%	Morgan Stanley Capital Services, Inc.	12/20/16	USD	50,000	(98,637)
MCDX North America Series 16	1.00%	Morgan Stanley Capital Services, Inc.	6/20/21	USD	20,680	858,004
Total						$7,222,505

•	Credit default swaps on traded indexes — sold protection outstanding as of September 30, 2011 were as follows:

Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]		Unrealized Depreciation
Dow Jones CDX North America High Yield Index Series 16	5.00%	Goldman Sachs International	6/20/16	B+	USD	60,000	$(4,699,828)
MCDX North America Series 14	0.00%	Goldman Sachs International	6/20/20	AA	USD	10,340	(414,041)
Total							$(5,113,869)

[3]	Using S&P’s rating of the underlying securities.

[4]	The maximum potential amount the Master Portfolio may pay should a negative event take place as defined under the terms of agreement.

• Interest rate swaps outstanding as of September 30, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.69%[5]	3-month LIBOR	Barclays Bank Plc	9/07/12	USD	210,000	$(322,948)
0.92%[5]	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	88,000	(453,316)
0.45%[5]	3-month LIBOR	BNP Paribas	8/18/13	USD	77,100	168,063
1.32%[5]	3-month LIBOR	Citibank NA	12/17/13	USD	31,000	(489,121)
1.41%[5]	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	46,600	(828,828)
1.26%[5]	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	48,400	(698,248)
0.80%[6]	3-month LIBOR	Citibank NA	8/09/14	USD	16,500	45,080
2.46%[5]	3-month LIBOR	Deutsche Bank AG	4/04/16	USD	3,800	(223,135)
2.39%[6]	3-month LIBOR	Deutsche Bank AG	4/14/16	USD	11,200	625,287
2.27%[6]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	8/13/16	USD	23,000	124,062
2.20%[6]	3-month LIBOR	Bank of America NA	8/15/16	USD	25,600	103,695
2.20%[6]	3-month LIBOR	Bank of America NA	8/22/16	USD	2,600	119,457
2.90%[6]	6-month LIBOR	Morgan Stanley Capital Services, Inc.	7/08/17	EUR	30,045	1,770,543
2.38%[5]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	11/17/17	USD	300	(14,946)
2.88%[6]	6-month EURIBOR	Deutsche Bank AG	7/21/18	EUR	2,250	121,677
3.51%[5]	3-month LIBOR	BNP Paribas	5/20/20	USD	400	(50,369)
3.57%[6]	3-month LIBOR	JPMorgan	2/28/21	USD	13,900	1,848,393
		Chase Bank NA
3.66%[6]	3-month LIBOR	Royal Bank of Scotland Plc	3/08/21	USD	14,600	2,059,892
3.58%[5]	3-month LIBOR	Citibank NA	4/04/21	USD	6,200	(830,221)
3.29%[6]	3-month LIBOR	Citibank NA	5/10/21	USD	13,200	1,429,259
3.23%[6]	3-month LIBOR	Credit Suisse Securities (USA) LLC	5/10/21	USD	11,200	1,153,037
3.27%[5]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	9,510	(1,012,405)
3.06%[6]	3-month LIBOR	Deutsche Bank AG	6/14/21	USD	19,000	1,676,813
2.57%[6]	3-month LIBOR	Deutsche Bank AG	8/08/21	USD	4,100	178,025
2.60%[6]	3-month LIBOR	Citibank NA	8/10/21	USD	5,100	235,268
2.56%[5]	3-month LIBOR	UBS AG	8/10/21	USD	11,800	(498,782)
2.35%[6]	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	11,200	262,048
2.36%[6]	3-month LIBOR	JPMorgan Chase Bank NA	8/12/21	USD	15,400	370,535
2.38%[6]	3-month LIBOR	Credit Suisse Securities (USA) LLC	9/02/21	USD	1,600	40,713
2.15%[6]	3-month LIBOR	Deutsche Bank AG	9/08/21	USD	5,400	23,061
2.21%[6]	3-month LIBOR	Credit Suisse Securities (USA) LLC	9/13/21	USD	14,500	133,189
2.16%[6]	3-month LIBOR	JPMorgan Chase Bank NA	9/13/21	USD	10,400	55,030
2.14%[6]	3-month LIBOR	Deutsche Bank AG	9/14/21	USD	3,000	9,587
2.17%[5]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	9/15/21	USD	2,500	(14,782)

See Notes to Financial Statements.

50	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Total Return Portfolio

            Interest rate swaps outstanding as of September 30, 2011 were as follows (continued):

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.91%[6]	3-month LIBOR	Bank of America NA	9/26/21	USD	3,500	$(64,021)
2.18%[5]	3-month LIBOR	Deutsche Bank AG	9/30/21	USD	23,500	(140,470)
2.81%[6]	3-month LIBOR	Bank of America NA	9/23/23	USD	2,900	32,319
2.63%[6]	3-month LIBOR	Citibank NA	9/26/41	USD	6,800	(93,245)
2.67%[6]	3-month LIBOR	Credit Suisse Securities (USA) LLC	9/26/41	USD	7,100	(33,977)
2.60%[6]	3-month LIBOR	Goldman Sachs International	9/26/41	USD	11,300	(226,156)
2.62%[6]	3-month LIBOR	JPMorgan Chase Bank NA	9/26/41	USD	6,800	(102,529)
2.87%[5]	3-month LIBOR	Deutsche Bank AG	9/30/41	USD	19,100	(693,283)
2.82%[6]	3-month LIBOR	JPMorgan Chase Bank NA	9/30/41	USD	19,100	480,591

            Interest rate swaps outstanding as of September 30, 2011 were as follows (concluded):

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.82%[5]	3-month LIBOR	Deutsche Bank AG	10/03/41	USD	11,700	$(306,171)
2.70%[5]	3-month LIBOR	Citibank NA	10/04/41	USD	4,100	(4,678)
2.73%[5]	3-month LIBOR	Deutsche Bank AG	10/04/41	USD	6,800	(41,690)
2.76%[5]	3-month LIBOR	Morgan Stanley Capital Services, Inc.	10/04/41	USD	5,000	(67,424)
Total						$5,854,879

[5]	Master Portfolio pays a fixed interest rate and receives floating rate.

[6]	Master Portfolio pays a floating interest rate and receives fixed rate.

• Total return swaps outstanding as of September 30, 2011 were as follows:

Reference Entity	Master Portfolio Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Change in Return of the Consumer Price Index for All Urban Consumers	Pays	2.62%[7]	Bank of America NA	6/27/21	$23,250	$896,155
Change in Return of the Consumer Price Index for All Urban Consumers	Pays	2.63%[7]	BNP Paribas SA	6/27/21	$23,250	931,951
Change in Return of the Consumer Price Index for All Urban Consumers	Receives	2.45%[7]	Deutsche Bank AG	9/07/21	$23,250	(531,471)
Change in Return of the Consumer Price Index for All Urban Consumers	Receives	2.35%[7]	Deutsche Bank AG	9/08/21	$23,250	(287,419)
Change in Return of the Consumer Price Index for All Urban Consumers	Pays	2.25%[7]	Royal Bank of Scotland Plc	9/28/21	$21,920	64,548
Change in Return on Markit IOS Index referencing the interest component of 5.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities	Receives	LIBOR	Bank of America NA	1/12/39	$14,733	(289,677)
Change in Return on Markit IOS Index referencing the interest component of 6.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities	Pays	LIBOR	Royal Bank of Scotland Plc	1/12/39	$24,967	675,973
Change in Return on Markit IOS Index referencing the interest component of 6.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities	Receives	LIBOR	Deutsche Bank AG	1/12/39	$9,109	(140,855)
Change in Return on Markit IOS Index referencing the interest component of 5.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities	Pays	LIBOR	JPMorgan Securities	1/12/39	$5,989	7,369
Change in Return on Markit IOS Index referencing the interest component of 5.00% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities	Pays	LIBOR	JPMorgan Securities	1/12/39	$2,448	17,285
Change in Return on Markit IOS Index referencing the interest component of 5.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities	Pays	LIBOR	JPMorgan Securities	1/12/39	$13,392	291,652
Change in Return on Markit IOS Index referencing the interest component of 4.50% coupon, 30-year, fixed-rate Fannie Mae residential mortgage-backed securities	Receives	LIBOR	Citibank NA	1/12/40	$13,269	(390,322)
Total						$1,245,189

[7]	Net payment made at termination.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for the purpose of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	51

Schedule of Investments (continued)	Master Total Return Portfolio

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of September 30, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$203,653,852	$43,570,827	$247,224,679
Corporate Bonds	—	1,479,196,288	—	1,479,196,288
Floating Rate Loan Interests	—	68,289,373	27,890,171	96,179,544
Foreign Agency Obligations	—	110,832,497	—	110,832,497
Investment Companies	$12,071,735	—	—	12,071,735
Non-Agency Mortgage-Backed Securities	—	443,421,941	11,648,206	455,070,147
Preferred Securities	11,464,028	34,210,352	—	45,674,380
Taxable Municipal Bonds	—	10,933,528	—	10,933,528
US Government Sponsored Agency Securities	—	3,216,672,154	—	3,216,672,154
US Treasury Obligations	—	946,005,810	—	946,005,810
Short-Term Securities
Money Market Fund	208,292,969	—	—	208,292,969
Borrowed Bond Agreements	—	275,231,441	—	275,231,441
Liabilities:
Investments:
Borrowed Bonds	—	(263,834,018)	—	(263,834,018)
TBA Sale Commitments	—	(1,806,619,544)	—	(1,806,619,544)
Total	$231,828,732	$4,717,993,674	$83,109,204	$5,032,931,610

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$22,631,722	—	$22,631,722
Equity contracts	$1,594,223	—	—	1,594,223
Foreign currency transactions	60,726	25,352,116	—	25,412,842
Interest rate contracts	3,265,419	18,053,776	—	21,319,195
Other contracts	—	2,884,933	—	2,884,933
Liabilities:
Credit contracts	—	(16,195,470)	$(440,436)	(16,635,906)
Foreign currency transactions	(5,859)	(10,317,528)	—	(10,323,387)
Interest rate contracts	(1,555,651)	(40,040,227)	—	(41,595,878)
Other contracts	—	(1,639,744)	—	(1,639,744)
Total	$3,358,858	$729,578	$(440,436)	$3,648,000

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

52	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Schedule of Investments (concluded)	Master Total Return Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets/Liabilities:
Balance, as of September 30, 2010	$17,382,858	—	$44,026,239	$61,409,097
Accrued discounts/premiums	18,971	—	675	19,646
Net realized gain (loss)	(546,730)	$154,038	103,424	(289,268)
Net change in unrealized appreciation/depreciation[2]	1,276,824	222,692	35,934	1,535,450
Purchases	36,077,335	39,123,270	13,317,875	88,518,480
Sales	(20,439,658)	(11,609,829)	(30,206,328)	(62,255,815)
Transfers in6	9,801,227	—	—	9,801,227
Transfers out[6]	—	—	(15,629,613)	(15,629,613)
Balance, as of September 30, 2011	$43,570,827	$27,890,171	$11,648,206	$83,109,204

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on investments still held at September 30, 2011 was $216,801.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

	Credit Contracts	Interest Rate Contracts Assets	Interest Rate Contracts Liabilities	Total
Assets/Liabilities:
Balance, as of September 30, 2010	$(448,869)	$379,779	$(543,560)	$(612,650)
Accrued discounts/premiums	699,771	(2,298)	(9,544)	687,929
Net realized gain (loss)	(177,915)	(207,987)	(1,493,416)	(1,879,318)
Net change in unrealized appreciation/depreciation[3]	8,434	(379,778)	543,560	172,216
Issuances[4]	60,312	(38,427)	607,346	629,231
Purchases	—	—	—	—
Settlements[5]	(582,169)	248,711	895,614	562,156
Sales	—	—	—	—
Transfers in6	—	—	—	—
Transfers out[6]	—	—	—	—
Balance, as of September 30, 2011	$(440,436)	—	—	$(440,436)

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at September 30, 2011 was $(74,976).

[4]	Issuances represent upfront cash received on certain derivative financial instruments.

[5]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.

[6]	The Master Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Master Portfolio had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets.

See Notes to Financial Statements.

	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	53

Statement of Assets and Liabilities	Master Total Return Portfolio

September 30, 2011

Assets
Investments at value — unaffiliated (cost — $6,920,289,868)	$6,903,190,921
Investments at value — affiliated (cost — $220,825,689)	220,373,802
Unrealized appreciation on swaps	38,582,279
Unrealized appreciation on foreign currency exchange contracts	12,905,467
Foreign currency at value (cost — $6,653,179)	6,373,791
TBA sale commitments receivable	1,810,424,478
Investments sold receivable	263,337,143
Interest receivable	39,596,091
Swap premiums paid	23,673,792
Cash pledged as collateral for swaps	13,582,000
Contributions receivable from investors	6,087,436
Cash pledged as collateral for financial futures contracts	2,780,000
Swaps receivable	1,975,777
Principal paydown receivable	684,301
Margin variation receivable	628,163
Dividends receivable	258
Prepaid expenses	37,192
Total assets	9,344,232,891

Liabilities
Investments purchased payable	2,534,373,629
TBA sale commitments at value (proceeds — $1,807,719,467)	1,806,619,544
Borrowed bonds (proceeds — $266,865,335)	263,834,018
Cash received as collateral for reverse repurchase agreements	1,283,000
Reverse repurchase agreements	734,029,944
Options written at value (premiums received — $19,635,774)	38,986,976
Unrealized depreciation on swaps	25,001,826
Swap premiums received	15,217,004
Interest expense payable	13,054,381
Unrealized depreciation on foreign currency exchange contracts	5,267,103
Swaps payable	3,284,828
Options purchased payable	923,001
Investment advisory fees payable	214,920
Other affiliates payable	23,592
Directors’ fees payable	1,237
Other accrued expenses payable	715,396
Other liabilities	2,038,423
Total liabilities	5,444,868,822
Net Assets	$3,899,364,069

Net Assets Consist of
Investors’ capital	$3,909,724,137
Net unrealized depreciation	(10,360,068)
Net Assets	$3,899,364,069

See Notes to Financial Statements.
54	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Statement of Operations	Master Total Return Portfolio

Year Ended September 30, 2011
Investment Income
Interest — unaffiliated	$210,548,591
Interest — affiliated	556
Dividends — affiliated	707,591
Dividends — unaffiliated	91,412
Total income	211,348,150

Expenses
Investment advisory	2,653,158
Custodian	704,825
Accounting services	673,616
Directors	79,623
Printing	3,307
Professional	1,381
Miscellaneous	280,163
Total expenses excluding interest expense	4,396,073
Interest expense	18,165,354
Total expenses	22,561,427
Less fees waived by advisor	(45,704)
Total expenses after fees waived	22,515,723
Net investment income	188,832,427

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	146,126,475
Investments — affiliated	(399,552)
Financial futures contracts	(78,812,127)
Options written	13,665,369
Swaps	(28,583,264)
Securities sold short	(41,918,825)
Borrowed bonds	(363,455)
Foreign currency transactions	(13,967,627)
(4,253,006)

Net change in unrealized appreciation/depreciation on:
Investments	(99,527,539)
Financial futures contracts	2,963,403
Options written	(18,447,095)
Swaps	35,972,894
Securities sold short	(8,037)
Borrowed bonds	3,318,785
Foreign currency transactions	7,687,732
(68,039,857)
Total realized and unrealized loss	(72,292,863)
Net Increase in Net Assets Resulting from Operations	$116,539,564

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	55

Statements of Changes in Net Assets	Master Total Return Portfolio

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$188,832,427	$165,887,222
Net realized gain (loss)	(4,253,006)	89,349,258
Net change in unrealized appreciation/depreciation	(68,039,857)	155,201,636
Net increase in net assets resulting from operations	116,539,564	410,438,116

Capital Transactions
Proceeds from contributions	1,794,583,835	1,369,758,919
Value of withdrawals	(1,603,649,352)	(1,311,961,794)
Net increase in net assets derived from capital transactions	190,934,483	57,797,125

Net Assets
Total increase in net assets	307,474,047	468,235,241
Beginning of year	3,591,890,022	3,123,654,781
End of year	$3,899,364,069	$3,591,890,022

See Notes to Financial Statements.

56	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Financial Highlights	Master Total Return Portfolio

	Year Ended September 30,
	2011	2010	2009	2008	2007
Total Investment Return
Total investment return	2.82%	13.05%	10.95%	(5.76)%	4.45%

Ratios to Average Net Assets
Total expenses	0.56%	0.58%	0.17%	0.15%	0.10%
Total expenses after fees waived and paid indirectly	0.56%	0.58%	0.17%	0.15%	0.10%
Total expenses after fees waived and paid indirectly and excluding interest expense	0.11%	0.13%	0.13%	0.10%	0.10%
Net investment income	4.67%	4.97%	6.10%	5.59%	5.35%

Supplemental Data
Net assets, end of year (000)	$3,899,364	$3,591,890	$3,123,655	$3,244,949	$3,980,172
Portfolio turnover	1,771%[1]	1,754%[2]	708%[3]	1,081%[4]	153%

[1]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,379%.

[2]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,248%.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 469%.

[4]	Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 418%.

See Notes to Financial Statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	57

Notes to Financial Statements	Master Total Return Portfolio

1. Organization and Significant Accounting Policies:

Master Total Return Portfolio (the “Master Portfolio”) is a series of Master Bond LLC (the “Master LLC”) and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such

58	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)	Master Total Return Portfolio

transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fan-nie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Inflation-Indexed Bonds: The Master Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Master Portfolio may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take

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place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Master Portfolio may invest in floating rate loan interests. The floating rate loan interests the Master Portfolio holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Master Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Master Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.

When the Master Portfolio purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: The Master Portfolio may enter into borrowed bond agreements. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counter-party and the Master Portfolio, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Master Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Master Portfolio may also experience delays in gaining access to the collateral.

Short Sales: The Master Portfolio may enter into short sale transactions in which the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short and deliver it to the counter-party to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty any interest received on the security sold short, which

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is shown as interest expense in the Statement of Operations. The Master Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statement of Operations. The Master Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. The Master Portfolio may receive interest on its cash collateral deposited with the broker-dealer. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Master Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedule of Investments.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: The Master Portfolio may enter into treasury roll transactions. In a treasury roll transaction the Master Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: The Master Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Master Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore,

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based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended September 30, 2011. The Master Portfolio’s 2009 US federal tax return is currently under examination. No other income tax returns are currently under examination. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statements and disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not give rise to counterparty credit risk, as options written obligate the Master Portfolio to perform and not the counterparty. Counter-party risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective coun-terparties. The ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterpar-ties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a

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specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk,equity risk, foreign currency exchange rate risk and interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Master Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by the Master Portfolio is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Master Portfolio enters into a closing transaction), the Master Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is “covered,” meaning that the Master Portfolio holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Master Portfolio also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Master Portfolio but not yet delivered, or committed or anticipated to be purchased by the Master Portfolio.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Master Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security at a price different from the current market value.

Swaps: The Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Master Portfolio are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign

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issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

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Total return swaps — The Master Portfolio enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Master Portfolio will receive a payment from or make a payment to the counterparty.

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Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of September 30, 2011
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts*	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investments at value — unaffiliated**	$22,311,474	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps; Options written at value	$42,416,732
Foreign currency exchange contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated**	25,412,842	Net unrealized appreciation/depreciation*; Unrealized depreciation on foreign currency exchange contracts; Options written at value	10,323,387
Credit contracts	Unrealized appreciation on swaps	22,631,722	Unrealized depreciation on swaps; Options written at value	16,635,906
Equity contracts	Net unrealized appreciation/depreciation*; Investments at value — unaffiliated**	1,594,223	—	—
Other contracts	Unrealized appreciation on swaps	1,892,654	Unrealized depreciation on swaps	818,890
Total		$73,842,915		$70,194,915

*

Includes cumulative unrealized appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only the current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

64	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (continued)	Master Total Return Portfolio

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended September 30, 2011
	Net Realized Gain (Loss) From
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Exchange Contracts
Interest rate contracts	$(63,880,995)	$(3,614,234)	$(3,214,197)	—
Foreign currency exchange contracts	1,423,251	—	(4,444,329)	$(9,943,432)
Credit contracts	—	(23,103,514)	—	—
Equity contracts	(16,354,383)	—	(920,214)	—
Other contracts	—	(1,865,516)	—	—
Total	$(78,812,127)	$(28,583,264)	$(8,578,740)	$(9,943,432)

	Net Change in Unrealized Appreciation/Depreciation on
	Financial Futures Contracts	Swaps	Options***	Foreign Currency Exchange Contracts
Interest rate contracts	$2,251,160	$18,177,256	$(14,213,729)	—
Foreign currency exchange contracts	54,220	—	4,254,490	$7,752,495
Credit contracts	—	16,558,091	65,431	—
Equity contracts	658,023	—	401,792	—
Other contracts	—	1,237,547	—	—
Total	$2,963,403	$35,972,894	$(9,492,016)	$7,752,495

*** Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended September 30, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	4,008
Average number of contracts sold	5,621
Average notional value of contracts purchased	762,553,621
Average notional value of contracts sold	813,210,735
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	59
Average number of contracts — US dollars sold	51
Average US dollar amounts purchased	572,464,019
Average US dollar amounts sold	446,555,878
Options:
Average number of option contracts purchased	1,020,774
Average number of option contracts written	696,492
Average notional value of option contracts purchased	1,054,414,831
Average notional value of option contracts written	700,997,134
Average number of swaption contracts purchased	25
Average number of swaption contracts written	41
Average notional value of swaption contracts purchased	1,107,550,000
Average notional value of swaption contracts written	1,762,075,000
Credit default swaps:
Average number of contracts — buy protection	51
Average number of contracts — sell protection	37
Average notional value — buy protection	403,572,000
Average notional value — sell protection	272,349,158
Interest rate swaps:
Average number of contracts — pays fixed rate	29
Average number of contracts — receives fixed rate	22
Average notional value — pays fixed rate	1,217,922,831
Average notional value — receives fixed rate	437,601,448
Total return swaps:
Average number of contracts	6
Average notional value	96,701,461

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, for the period October 1, 2010 to September 12, 2011, the Master Portfolio paid the Manager a monthly fee based on a percentage of the Master Portfolio’s and BlackRock High Income Fund of BlackRock Bond Fund Inc.’s (the “High Income Fund”) average daily net assets. As of September 13, 2011, the Master Portfolio pays the Manager a monthly fee based on the percentage of the Master Portfolio’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.20%
$250 million – $500 million	0.15%
$500 million – $750 million	0.10%
Greater than $750 million	0.05%

For the period October 1, 2010 to September 12, 2011, the aggregate average daily net assets of the Master Portfolio and High Income Fund was approximately $5,050,887,497.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	65

Notes to Financial Statements (continued)	Master Total Return Portfolio

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master Portfolio’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) and BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays each of BFM and BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

For the year ended September 30, 2011, the Master Portfolio reimbursed the Manager $63,209 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates. The Master Portfolio reimburses the Manager for compensation paid to the Master LLC’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended September 30, 2011, were $75,367,086,214 and $82,985,460,167, respectively.

For the year ended September 30, 2011, purchases and sales of US government securities were $19,415,436,140 and $19,719,599,390, respectively.

For the year ended September 30, 2011, purchases and sales of mortgage dollar rolls were $20,981,593,742 and $21,414,821,008, respectively.

Transactions in options written for the year ended September 30, 2011, were as follows:

	Calls			Puts
	Option Contracts	Swaptions Notional Amount (000)	Premiums Received	Option Contracts	Swaptions Notional Amount (000)	Premiums Received
Outstanding options, beginning of year	—	$650,027	$15,099,869	—	$906,668	$19,973,023
Options written	34,740	5,335,186	96,900,272	44,937	5,331,957	105,593,129
Options exercised	(3,119)	(91,100)	(2,610,401)	(150)	(467,600)	(3,087,510)
Options expired	(3,542)	(1,432,269)	(15,494,274)	(7,035)	(1,883,234)	(16,628,566)
Options closed	(26,751)	(3,060,722)	(84,846,473)	(37,752)	(3,224,526)	(95,263,295)
Outstanding options, end of year	1,328	$1,401,122	$9,048,993	—	$663,265	$10,586,781

5. Borrowings:

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master Portfolio based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed.

In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2010. The Master Portfolio did not borrow under the credit agreement during the year ended September 30, 2011.

For the year ended September 30, 2011, the Master Portfolio’s daily average amount of outstanding transactions considered borrowings from reverse repurchase agreements and treasury roll transactions was approximately $1,264,927,931 and the daily weighted average interest rate was 0.18%.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which

66	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Notes to Financial Statements (concluded)	Master Total Return Portfolio

the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	67

Report of Independent Registered Public Accounting Firm	Master Total Return Portfolio

To the Investors of Master Total Return Portfolio and
Board of Directors of Master Bond LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Total Return Portfolio (the “Master Portfolio”), of Master Bond LLC, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master Portfolio is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Total Return Portfolio of Master Bond LLC as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
November 29, 2011

68	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Balanced Capital Fund, Inc. (the “Fund”) met on April 12, 2011 and May 10–11, 2011 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 10–11, 2011 Board meeting.

At an in-person meeting held on May 10–11, 2011, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	69

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 12, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the fourth quartile against its Lipper Performance Universe for each of the one-, three- and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Fund’s performance was affected by the underperformance of the Fund’s equity segment in 2009 and 2010 and the Fund’s fixed-income segment in 2008. The bulk of the underperformance for the Fund’s equity segment was concentrated over the 18-month period ended August 31, 2010. During this time, cheap stocks with improving fundamentals noticeably underperformed more expensive stocks with deteriorating fundamentals, especially during the middle two quarters of 2009. In 2008 the Fund’s fixed income segment detracted from aggregate performance due primarily to an overweight to high-quality spread assets (agency and non-agency mortgages, commercial mortgage backed securities and asset backed securities) and an underweight to U.S. Treasuries.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall equity group and fixed income group management structure designed to result in a strengthened leadership team.

70	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	71

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2012. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

72	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Officers and Directors of the Fund and Master Bond LLC

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 83 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				29 RICs consisting of 83 Portfolios	Watson Pharmaceuticals, Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 83 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				29 RICs consisting of 83 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				29 RICs consisting of 83 Portfolios	Knology, Inc. (tele- communications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca- Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.

				29 RICs consisting of 83 Portfolios	Alcatel-Lucent (tele- communications); Global Specialty Metallurgical (metal- lurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 83 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				29 RICs consisting of 83 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				29 RICs consisting of 83 Portfolios	None

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	73

Officers and Directors of the Fund and Master Bond LLC (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				29 RICs consisting of 83 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a Director of the Fund/Master Bond LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows Directors as joining the Fund/Master Bond LLC Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011

Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

			158 RICs consisting of 286 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

			29 RICs consisting of 83 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			158 RICs consisting of 286 Portfolios	None

[3]

Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master Bond LLC based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master Bond LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

74	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Officers and Directors of the Fund and Master Bond LLC (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/Master Bond LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

*	Officers of the Fund/Master Bond LLC serve at the pleasure of the Board.

Further information about the Fund/Master Bond LLC’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Princeton, NJ 08540

Custodian
Bank of New York Mellon
New York, NY 10286

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Providence, RI 02940

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Accounting Agent
State Street Bank and
Trust Company
Boston, MA 02116

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 13, 2011, Richard S. Davis resigned as Director of the Fund and Master Bond LLC, and Paul L. Audet became Director of the Fund and Master Bond LLC.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	75

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolios voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

76	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	77

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

78	BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund
BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Core Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock US Government Bond Portfolio
BlackRock World Income Fund
US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

LifePath Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

LifePath Index Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BALANCED CAPITAL FUND, INC.	SEPTEMBER 30, 2011	79

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10252-9/11-AR

Item 2 –

Code of Ethics – Each registrant (each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – With regard to BlackRock Balanced Capital Fund, Inc. and Master Total Return Portfolio of Master Bond LLC, each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The board of directors has determined Mr. Eizenstat to be an audit committee financial expert based on his public service in the U.S. Treasury and his executive management experience.

With regard to Master Large Cap Core Portfolio of Master Large Cap Series LLC, the registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$15,200	$15,000	$0	$0	$14,350	$6,100	$0	$312
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$35,500	$34,500	$0	$0	$13,250	$9,200	$0	$0
Master Total Return Portfolio of Master Bond LLC	$68,000	$51,300	$0	$0	$13,000	$9,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of each Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$14,350	$17,189
Master Large Cap Core Portfolio of Master Large Cap Series LLC	$13,250	$19,977
Master Total Return Portfolio of Master Bond LLC	$13,000	$19,977

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: November 30, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: November 30, 2011